SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

         Filed by the Registrant   [X]

         Filed by a Party other than the Registrant [ ]

         Check the appropriate box:

         [X]  Preliminary Proxy Statement                  [ ] Confidential, For Use of the Commission
                                                               Only (as permitted by Rule 14a-6(e)(2))
         [ ]  Definitive Proxy Statement

         [ ]  Definitive Additional Materials

         [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Bankers Trust New York Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]  No fee required.
         [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

         (5)  Total fee paid:

--------------------------------------------------------------------------------

         [ ]  Fee paid previously paid:


         [ ]  Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

         (3) Filing Party:

--------------------------------------------------------------------------------

         (4) Date Filed:

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

[GRAPHIC OMITTED]
BANKERS TRUST
NEW YORK CORPORATION

                                PRELIMINARY COPY

FRANK N. NEWMAN, CHAIRMAN OF THE BOARD


                                                                   March 9, 1998

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders, to be held at 3:00 P.M. on Tuesday, April 21, 1998, at One Bankers Trust Plaza (130 Liberty Street), New York, New York 10006.

     We  are  asking  you to  vote  for  the  election  of  directors,  for  the ratification of the appointment of the independent auditor, and for authorization and approval to amend the Certificate of Incorporation, as described in the attached Notice of Meeting and Proxy Statement.

     These matters, together with three shareholder proposals that may be brought before the meeting, are more fully described in the accompanying Proxy Statement. For the reasons set forth in the Proxy Statement, your Board of Directors and Management recommend a vote FOR items 1, 2, 3A, 3B, 3C and 3D and AGAINST items 4, 5 and 6, as set forth in the enclosed proxy card.

     It is important that your shares be represented at the meeting, whether or not you are able to personally attend. Accordingly, I urge you to vote your shares, sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible.

     Thank you for your interest in the Corporation's affairs.


                                        Sincerely,


                                        /s/ Frank N. Newman

[GRAPHIC OMITTED]
BANKERS TRUST
NEW YORK CORPORATION

                                PRELIMINARY COPY



NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
APRIL 21, 1998

     The Annual Meeting of Shareholders of Bankers Trust New York Corporation (a New York corporation) will be held at One Bankers Trust Plaza (130 Liberty Street), New York, New York 10006, on Tuesday, April 21, 1998, at 3:00 P.M., for the following purposes:

1.   to elect directors;

2. to ratify the appointment of KPMG Peat Marwick LLP as the independent auditor for 1998;

3. to authorize and approve recommended amendments of the Corporation's Certificate of Incorporation to effect the following changes:

     a) to permit the issuance of Series Preferred Stock with different rights as to the payment of dividends and amounts upon liquidation, dissolution and winding up and redeemable at the option of the holder or upon the happening of an event;


     b) to permit the distribution of one class or series of capital stock to the holders of another class or series;


     c)   to count only the votes cast for or against a corporate action; and

     d)   to change the name of the Corporation; and

4. to consider and act upon three shareholder proposals, if introduced at the meeting, as described in the attached Proxy Statement;

and to transact such other business as may properly come before the meeting or adjournments thereof.

     The Board of Directors has fixed the close of business on February 27, 1998, as the time as of which shareholders of record of Bankers Trust New York Corporation who are entitled to notice of and to vote at such meeting shall be determined.


                                         By order of the Board of Directors


                                         /s/ James T. Byrne, Jr.
                                         ---------------------------------------
                                         JAMES T. BYRNE, JR.
                                         Secretary


130 Liberty Street
New York, New York 10006
March 9, 1998

                               ----------------

                             YOUR VOTE IS IMPORTANT

     WE ENCOURAGE YOU TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

                                                                PRELIMINARY COPY
PROXY STATEMENT


     This statement is submitted in connection with the solicitation of proxies by and on behalf of the Board of Directors and Management of Bankers Trust New York Corporation (the "Corporation"), 130 Liberty Street, New York, New York 10006, for the Annual Meeting of Shareholders on April 21, 1998, or adjournments thereof (the "Annual Meeting"). There were outstanding at the close of business on February 27, 1998 (the "Record Date"), 97,873,138 shares of the common stock of the Corporation (the "Common Stock") entitled to vote at this meeting, each share being entitled to one vote. Only shareholders whose names appear of record on the books of the Corporation at that time will be entitled to vote at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote constitutes a quorum for the Annual Meeting. This Proxy Statement and the enclosed proxy card were mailed commencing on or about March 9, 1998.

     If you are a participant in the Corporation's Dividend Reinvestment and Common Stock Purchase Plan, your proxy card will represent both the number of shares registered in your name and the number of whole shares credited to your Dividend Reinvestment Plan account as of the Record Date, and all such shares will be voted in accordance with the instructions on the proxy card.

     If you "abstain" on any matter on the proxy card, your shares will be treated as present for purposes of determining a quorum for the Annual Meeting, but they will not be counted in the vote on that matter. A "broker non-vote" (i.e., when a broker is not authorized to vote on a specific issue) on any matter will be similarly treated.


PART I. ELECTION OF DIRECTORS

     The directors of the Corporation are elected annually to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected and duly qualified. Directors are elected by a plurality of the votes cast. Unless you indicate on your proxy card that you withhold authority to vote for a nominee, your shares will be voted for each of the nominees listed. If any of those nominees unexpectedly shall be unable to serve as a director, your shares will be voted for the person or persons as shall be nominated by the Board's Committee on Directors.

     A. B. Krongard, who was Chairman of the Board and Chief Executive Officer of Alex. Brown Incorporated, which was merged with and into a subsidiary of the Corporation on September 1, 1997, and who served as Vice Chairman of the Board of the Corporation and Bankers Trust Company, its principal subsidiary (the "Bank") since that time, retired effective January 31, 1998, to take a position in public service, and will not stand for reelection at the Annual Meeting.

     Following are the nominees, all of whom are currently directors of the Corporation and, with the exception of Messrs. Ault, Austrian and Thoman, were elected to their present terms of office at the 1997 Annual Meeting of Shareholders. Messrs. Ault, Austrian (formerly directors of Alex. Brown Incorporated) and Thoman were elected as directors of the Corporation and the Bank, effective September 1, 1997. Information concerning each of the nominees, showing the year when first elected as a director, the age, principal occupation and principal affiliations, is as follows:

Nominees and Year
  Each Became
    a Director              Principal Occupation and Other Information
-----------------    -----------------------------------------------------------


[GRAPHIC OMITTED]    PRIVATE INVESTOR. Director of Bankers Trust Company. Former
                     Chairman and Chief Executive Officer, Telecredit, Inc. Also a director of Equifax, Inc., Sunrise Medical Inc., Viking
                     Office  Products,  Inc.  and Pacific  Crest  Outward  Bound
                     School. Age 61.

Lee A. Ault III
     1997



[GRAPHIC OMITTED]    PRESIDENT AND CHIEF OPERATING  OFFICER,  NATIONAL  FOOTBALL
                     LEAGUE. Director of Bankers Trust Company. Also a director of Rafac Technology and Viking Office Products, Inc.; and trustee of Swarthmore College. Age 58.

Neil R. Austrian
      1997



[GRAPHIC OMITTED]    DIRECTOR OF VARIOUS CORPORATIONS. Director of Bankers Trust
                     Company.   Retired  Senior  Vice  President  and  Director,
                     International   Business  Machines   Corporation.   Also  a
                     director  of  Computer  Task  Group,   Phillips   Petroleum
                     Company, Rohm and Haas Company and TIG Holdings; chairman emeritus of Amherst College; and chairman of the Colonial
                     Williamsburg Foundation. Age 69.

George B. Beitzel
       1977



[GRAPHIC OMITTED]    DIRECTOR, INSTITUTE FOR ADVANCED STUDY. Director of Bankers
                     Trust Company. Chairman, Committee on Science, Engineering and Public Policy of the National Academies of Sciences and Engineering & the Institute of Medicine; member, National
                     Academy of Sciences, American Academy of Arts and Sciences and American Philosophical Society; and trustee of North
                     Carolina School of Science and Mathematics and the Woodward
                     Academy. Former member of the board of directors,  Research
                     Triangle Institute. Age 59.

Phillip A. Griffiths
        1994

Nominees and Year
  Each Became
    a Director              Principal Occupation and Other Information
-----------------     ----------------------------------------------------------


[GRAPHIC OMITTED]    CHAIRMAN  EMERITUS,  J.C. PENNEY COMPANY,  INC. Director of
                     Bankers   Trust   Company.   Also  a   director   of  Exxon
                     Corporation,  Halliburton Company,  Warner-Lambert Company,
                     Williams,  Inc.,  Central  &  South  West  Corp.,  and  the
                     National Retail Federation. Age 62.

William R. Howell
       1986



[GRAPHIC OMITTED]    SENIOR PARTNER,  AKIN,  GUMP,  STRAUSS,  HAUER & FELD, LLP,
                     ATTORNEYS-AT-LAW,   WASHINGTON,  D.C.  AND  DALLAS,  TEXAS.
                     Director of Bankers Trust Company.  Former President of the
                     National  Urban  League,  Inc.  Also a director of American
                     Express Company,  Chancellor Media Corporation,  Dow Jones,
                     Inc., J.C. Penney Company, Inc., Revlon Group Incorporated,
                     Ryder System,  Inc.,  Sara Lee  Corporation,  Union Carbide
                     Corporation  and  Xerox  Corporation;   and  a  trustee  of
                     Brookings  Institution,  The  Ford  Foundation  and  Howard
                     University. Age 62.

Vernon E. Jordan, Jr.
       1972



[GRAPHIC OMITTED]    RETIRED CHAIRMAN AND CHIEF EXECUTIVE OFFICER, PHILIP MORRIS
                     COMPANIES INC. Director of Bankers Trust Company. Also a director of Sola International Inc., and chairman of WPP
                     Group plc. Age 71.

Hamish Maxwell
     1984



[GRAPHIC OMITTED]    CHAIRMAN  OF  THE  BOARD,   CHIEF  EXECUTIVE   OFFICER  AND
                     PRESIDENT OF THE  CORPORATION  AND BANKERS  TRUST  COMPANY.
                     Former Deputy  Secretary of the United States  Treasury and
                     former  Vice   Chairman  of  the  Board  and   director  of
                     BankAmerica Corporation and Bank of America NT&SA. Also a director of Dow Jones, Inc.; trustee of Carnegie Hall; and member, Board of Overseers of Cornell University Medical
                     College and the Graduate  School of Medical  Sciences.  Age
                     55.

Frank N. Newman
      1995

Nominees and Year
  Each Became
    a Director              Principal Occupation and Other Information
-----------------    -----------------------------------------------------------


[GRAPHIC OMITTED]    INVESTOR.   Director  of  Bankers  Trust  Company.   Former
                     Co-chief  Executive  Officer  of Time  Warner  Inc.  Also a
                     director  of  Boston   Scientific   Corporation  and  Xerox
                     Corporation. Age 58.

N.J. Nicholas Jr.
       1989



[GRAPHIC OMITTED]    CHAIRMAN AND CHIEF  EXECUTIVE  OFFICER,  THE PALMER  GROUP.
                     Director  of  Bankers  Trust  Company.  Former  Dean of The
                     Wharton School, University of Pennsylvania and former Chief
                     Executive  Officer  of Touche  Ross & Co.  (now  Deloitte &
                     Touche).  Also a director of  Allied-Signal  Inc.,  Federal
                     Home Loan Mortgage  Corporation,  GTE Corporation,  The May
                     Department Stores Company and Safeguard Scientifics,  Inc.;
                     and a trustee, the University of Pennsylvania. Age 63.

Russell E. Palmer
       1988



[GRAPHIC OMITTED]    RETIRED CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE  OFFICER,
                     CONTINENTAL  GRAIN  COMPANY.   Director  of  Bankers  Trust
                     Company.  Also a director  of  Continental  Grain  Company,
                     ContiFinancial Corporation, Prudential Insurance Company of
                     America, Fresenius Medical Care, A.G., National Committee on United States-China Relations and America's Promise;
                     member,  Council on Foreign Relations;  and chairman of The
                     Points of Light Foundation. Age 66.

Donald L. Staheli
       1996



[GRAPHIC OMITTED]    FORMER VICE PRESIDENT,  THE EDNA MCCONNELL CLARK FOUNDATION
                     (A  CHARITABLE  FOUNDATION).   Director  of  Bankers  Trust
                     Company. Also a director of CVS Corporation and of the Community Foundation for Palm Beach and Martin Counties;
                     and a trustee emerita of Cornell University. Age 69.

Patricia Carry Stewart
         1977

Nominees and Year
  Each Became
    a Director               Principal Occupation and Other Information
-----------------    -----------------------------------------------------------


[GRAPHIC OMITTED]    PRESIDENT,  CHIEF  OPERATING  OFFICER AND  DIRECTOR,  XEROX
                     CORPORATION. Director of Bankers Trust Company. Also a director of Fuji Xerox Company, Ltd. and Union Bancaire
                     Privee (Switzerland);  member, General Electric Investments
                     Equity Advisory Board,  Yale School of Management  Advisory
                     Board, Fletcher School of Law and Diplomacy Advisory Board, and the INSEAD U.S. Advisory Board; director, The Americas
                     Society; and member, Council on Foreign Relations. Age 53.

G. Richard Thoman
       1997



[GRAPHIC OMITTED]    VICE CHAIRMAN OF THE BOARD OF THE  CORPORATION  AND BANKERS
                     TRUST COMPANY. Also a director of Alicorp,  S.A., Northwest
                     Airlines and Private Export  Funding  Corp.;  member of the
                     New York State Banking Board; vice chairman of the Board of
                     Trustees of St. Luke's-Roosevelt Hospital Center; a partner of New York City Partnership;  chairman,  Wharton Financial
                     Services  Center;   and  a  member  of  the  Bretton  Woods
                     Committee. Age 62.

George J. Vojta
      1992



[GRAPHIC OMITTED]    DIRECTOR OF VARIOUS CORPORATIONS. Director of Bankers Trust
                     Company.  Former  Chairman and Chief  Executive  Officer of
                     Wolfensohn & Co., Inc. and former  Chairman of the Board of
                     Governors of the Federal Reserve System. Also a director of
                     the  American  Stock  Exchange,   Nestle  S.A.,  Prudential
                     Insurance  Company of America  and UAL  Corporation  and an
                     overseer of  TIAA-CREF;  director  of  American  Council on
                     Germany,   Council  on  Foreign  Relations  and  The  Japan
                     Society; trustee of The American Assembly; and member of the advisory boards of several international corporations.
                     Age 70.


Paul A. Volcker
      1996

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT


                               Name of Beneficial                Amount and Nature               Percent of
     Title of Class                  Owner                   of Beneficial Ownership1,2            Class3
------------------------   -------------------------   -----------------------------------      -----------
Common Stock ...........   Ault, Lee A. III                        31,342 (D)4
Common Stock ...........   Austrian, Neil R.                        7,728 (D)4
Common Stock ...........   Beitzel, George B.                       5,870 (D)
                                                                    6,000 (I)(As Trustee)
Common Stock ...........   de Balmann, Yves C.                    281,834 (D)4,5,6
Common Stock ...........   Doherty, R. Kelly                      186,986 (D)4,5,6
                                                                    1,868 (I)(EBP)
Common Stock ...........   Griffiths, Phillip A.                    1,800 (D)
Common Stock ...........   Howell, William R.                       2,675 (D)
Common Stock ...........   Jordan, Vernon E. Jr.                    7,384 (D)
Common Stock ...........   Krongard, A. B.                        707,579 (D)6
Common Stock ...........   Maxwell, Hamish                          6,350 (D)
Common Stock ...........   Newman, Frank N.                       253,563 (D)4,5,6
Common Stock ...........   Nicholas, N.J. Jr.                       3,500 (D)
                                                                    8,853 (I)(DCP)
Common Stock ...........   Palmer, Russell E.                       2,600 (D)
Common Stock ...........   Shattuck, Mayo A. III                  378,005 (D)
Common Stock ...........   Staheli, Donald L.                       1,000 (D)
Common Stock ...........   Stewart, Patricia C.                     6,300 (D)
Common Stock . .........   Thoman, G. Richard                       1,533 (D)
Common Stock ...........   Vojta, George J.                       255,266 (D)4,5,6
                                                                       44 (I)(EBP)
Common Stock ...........   Volcker, Paul A.                       283,394 (D)
Common Stock ...........   Directors and Executive              3,286,892 (D)7                        3.3%
                           Officers as a group                      6,000 (I)(As Trustee)
                                                                    1,912 (I)(EBP)
                                                                    8,853 (I)(DCP)


----------
1 Ownership as of February 27, 1998. Shares of Common Stock have been rounded to the nearest full share.
2 As noted next to share  amount:  (D)  represents  shares  directly  held;  (I)
  represents shares indirectly held; (EBP) represents shares held in the Corporation's Qualified Employee Benefit Plans and/or in the Corporation's Employee Stock Ownership Plan; (DCP) represents share equivalents accrued in the Corporation's deferred compensation plan for non-officer directors.
3 Based on February 27,  1998,  outstanding  securities  of  97,873,138  and the exercisable options, vested PEP shares and vested EPP shares of each of the Directors and Named Executive Officers set forth in footnotes 4, 5 and 6 below, the number of shares of Common Stock owned by any Director or member of Management constitutes less than 1% of the total outstandings of the class.
4 Includes options now exercisable and those that become  exercisable  within 60 days for the following: Ault--9,335; Austrian-- 5,601; de Balmann--155,000; Doherty--60,000; Newman--180,000; and Vojta--62,876. Messrs. Ault and Austrian received options from Alex. Brown Incorporated in their capacity as directors of Alex. Brown Incorporated. The Corporation does not provide an option plan for non-officer directors.
5 Includes vested  (non-forfeitable)  shares which are mandatorily  deferred for five years (commencing with the end of the performance year) under PEP (as defined on page 11), a component of the 1991, 1994 and 1997 Stock Option and Stock Award Plans, for the following: de Balmann --110,330; Doherty--108,951; Newman--67,685; and Vojta--81,421.
6 Includes  vested  (non-forfeitable)  shares which are deferred for three years
  (commencing with the end of the performance year) under EPP (as defined on page 12) for the following: de Balmann--10,822; Doherty--10,822; Krongard--8,859; Newman--5,878; and Vojta--2,939.
7 Includes  872,876  options that will be  exercisable  within 60 days,  738,147 vested shares under PEP and 72,931 vested shares under EPP.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's executive officers and directors and holders of more than 10% of the Common Stock to file initial reports of ownership and reports of changes in ownership of the Common Stock with the Securities and Exchange Commission ("SEC"). Executive officers, directors and holders of more than 10% of the Common Stock are required by SEC regulations to furnish the Corporation with copies of all such reports.

     Based on a review of the copies of the reports furnished to the Corporation and written representations from the Corporation's executive officers and directors, the Corporation believes that in 1997 all Section 16(a) requirements applicable to its executive officers and directors were met, with the following exceptions. One late Form 4 disclosing one transaction was filed for each of Messrs. Krongard, Shattuck and Yellin. A Form 5 reporting the exempt acquisition of phantom share equivalents earned by Mr. Nicholas for the year ended December 31, 1996 inadvertently was not filed. However, the phantom share equivalents were included in a Form 5 filing for the year ended December 31, 1997.



                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Title of             Name and Address of          Amount and Nature of
      Class                 Beneficial Owner           Beneficial Ownership   Percent of Class
      -----                 ----------------           --------------------   ----------------
   Common Stock   The Capital Group Companies, Inc.        5,022,600(a)              5.1%
                  333 South Hope Street
                  Los Angeles, CA 90071



----------
(a) In a Schedule 13G filed under the Exchange Act, The Capital Group Companies, Inc. disclosed that, as of December 31, 1997, it had sole investment power and no voting power with respect to all of said shares; that the shares were acquired in the ordinary course of business, were not acquired for the purpose of, and do not have the effect of, changing or influencing the control of the Corporation; and that the shares were not acquired in connection with or as a participant in any transaction having such purpose or effect.


INTEREST OF DIRECTORS AND EXECUTIVE OFFICERS AND THEIR ASSOCIATES IN TRANSACTIONS WITH THE CORPORATION

     Some of the Corporation's directors and executive officers and their associates, including affiliates and related interests, are customers of the Corporation and/or subsidiaries of the Corporation, and some of the Corporation's directors and executive officers and their associates, including affiliates and related interests, are directors or officers of, or investors in, corporations or members of partnerships or have an interest in other entities which are customers of the Corporation and/or such subsidiaries. As such customers, they have had transactions in the ordinary course of business with the Corporation and/or such subsidiaries, including borrowings, all of which were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features.

     Vernon E. Jordan, Jr. is a senior partner of the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP, which performed legal services for a subsidiary of the Corporation in 1997 and was paid its usual and customary fees for those services. In addition, Mr. Jordan was paid a consultancy fee of $100,000 in 1997 by BT Wolfensohn, the mergers and acquisitions division of BT Alex. Brown Incorporated. Mr. Jordan also is a member of the Fuji-Wolfensohn International European Advisory Board, on which he served prior to the Corporation's acquisition of Wolfensohn & Co. In 1997, he received a fee in the amount of $25,000 in connection with his services to Fuji-Wolfensohn.

     In June of 1996, Paul A. Volcker entered into a consulting agreement with the Corporation, pursuant to which he was paid a consultancy fee of $500,000 for the year ended December 31, 1996. An additional $200,000 was made available for setting up an office and for hiring an assistant, of which $111,162 was submitted for reimbursement. The consultancy agreement was not renewed for 1997. Mr. Volcker is also a member of the Fuji-Wolfensohn International board of directors, a joint venture continued by the Corporation after the acquisition of Wolfensohn & Co., and of the Fuji-Wolfensohn International European Advisory Board. Mr. Volcker received a fee of $50,000 from each of these boards in 1997.

EXTENSION OF DIRECTORS AND OFFICERS LIABILITY INSURANCE POLICY

     The Directors and Officers Liability Insurance Policy, which the Corporation has maintained since June 1, 1972, was extended on July 1, 1997 to July 1, 1998. This policy will reimburse the Corporation and/or any of its subsidiaries for certain payments they may be required to make in indemnifying their directors and officers, and covers directors and officers against certain liabilities and expenses for which they may not or cannot be indemnified by the Corporation and/or any of its subsidiaries. The policy also includes coverage for a director or an officer who serves as a director of a non-subsidiary corporation at the request of the Corporation. The policy is written by National Union Fire Insurance Company of Pittsburgh and other independent insurance companies at an annual premium of $2,915,448. No sums were paid by the insurers under this policy in 1997.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Corporation and the Bank each maintains the Board Committees described below. Included with the descriptions are the number of times each Committee met during 1997 and a list of the current members of each such Committee:

     EXECUTIVE COMMITTEE (ALSO FUNCTIONS AS THE DIVIDEND AND PRICE COMMITTEES) -- 1 MEETING. The Executive Committee acts for the Board of Directors when the Board is not in session, subject to certain statutory limitations on its authority. The Committee also considers and acts on matters which do not require full Board consideration and approval and, upon the request of Management, it considers some matters on a preliminary basis before their submission for full Board consideration or approval. This Committee also serves as the Dividend Committee to declare and set aside contractually required dividends (such as those declared from time to time on preferred stock issues) which may become due during the periods between scheduled Board meetings. Current Members: Frank N. Newman, Chair; Vernon E. Jordan, Jr.; Hamish Maxwell; N.J. Nicholas Jr.; Russell
E. Palmer; Donald L. Staheli; Patricia C. Stewart; and Paul A. Volcker.

     AUDIT COMMITTEE -- 7 MEETINGS. The Audit Committee is comprised entirely of independent outside directors and is appointed annually by the Board of Directors to oversee the accounting, reporting and audit practices established by Management. The Committee, which meets at least quarterly, monitors the effectiveness and quality of the system of internal accounting policies, standards and controls designed to insure the accurate and efficient reporting of financial activities, safeguarding of assets, proper exercise of fiduciary powers and compliance with laws and regulations. The Committee meets regularly with Management, the internal auditors, the internal credit auditors and the independent auditors (the "Auditors") and reports regularly to the Board of Directors on its activities and such other matters as it deems necessary. The Auditors have free access to the Audit Committee without the presence of Management. Current Members: Russell E. Palmer, Chair; Lee A. Ault III; Phillip
A. Griffiths; William R. Howell; G. Richard Thoman; and Paul A. Volcker.

     COMMITTEE ON DIRECTORS -- 3 MEETINGS. The Committee on Directors is comprised entirely of independent outside directors and is responsible for nominating directors and reviewing the effectiveness and procedures of the Board, the Board Committees and corporate governance. The Committee also has the responsibility to make recommendations regarding these issues to the Board. The Committee will consider a director nominee recommended by a shareholder by a written notification to it, provided that such written notice is received by the Secretary of the Corporation not later than 90 days before the Annual Meeting of Shareholders and contains the name of such person, together with appropriate biographical data and that person's written consent to submission of his or her name to the Committee for its consideration. Current Members: Donald L. Staheli, Chair; George B. Beitzel; William R. Howell; Vernon E. Jordan, Jr.; and N.J. Nicholas Jr.

     COMMITTEE ON PUBLIC RESPONSIBILITY AND CONCERN -- 3 MEETINGS. The Committee on Public Responsibility and Concern reviews policy and audits the performance of the Corporation in the discharge of its social responsibilities, which include, but are not limited to, the Corporation's Equal Opportunity and Vendor Outreach programs, community reinvestment activities, contributions program and political action committee. Current Members: Paul A. Volcker, Chair; Neil R. Austrian; Hamish Maxwell; Patricia C. Stewart; G. Richard Thoman; and George J. Vojta.

     FIDUCIARY COMMITTEE -- 6 MEETINGS. The Fiduciary Committee reviews the quality and effectiveness of the organizational structure of the trust and fiduciary business units of the Corporation and the Bank and its subsidiaries to ensure the proper exercise of fiduciary policies. In addition, the Committee monitors the activities of management fiduciary committees appointed from time to time by the Board of Directors and reviews the effective implementation of policies, practices and procedures to prevent conflicts of interest or improper interrelation between the administration of the fiduciary and banking functions of the Bank. Current Members: Patricia C. Stewart, Chair; Neil R. Austrian; George B. Beitzel; Vernon E. Jordan, Jr.; Russell E. Palmer; and George J. Vojta.

     HUMAN RESOURCES COMMITTEE -- 6 MEETINGS. The Human Resources Committee is comprised entirely of independent outside directors and reviews and evaluates, in comparison with the Corporation's competitors, the Corporation's performance and executive compensation and benefits. The Committee is updated periodically with information provided to the Corporation by independent compensation and benefit consultants and is responsible for approving and monitoring those policies which support corporate strategic objectives and govern both cash compensation and stock ownership programs. Key aspects of this process require the Committee to compare the Corporation's pay practices to its long-term goals and to assess ways in which compensation incentives support the creation of value for the Corporation's shareholders. Current Members: N.J. Nicholas Jr., Chair; Lee A. Ault III; Phillip A. Griffiths; Donald L. Staheli; and Patricia C. Stewart.

     TRANSACTION AUTHORIZATION COMMITTEE -- 3 MEETINGS. The Transaction Authorization Committee, which is comprised of the Chief Executive Officer and the Vice Chairman of the Board, acts for the Board of Directors to approve certain transactions, including securitizations. Current Members: Frank N. Newman, Chair; and George J. Vojta.

     In addition to the Committee meetings shown above, there were 11 regularly scheduled and 2 special meetings of the Board of Directors during 1997. Director attendance at Board meetings averaged 93% during the year; aggregate attendance at Committee meetings also averaged 93%. Meeting attendance was below 75% for Neil R. Austrian, who was elected a director in September 1997.


COMPENSATION OF NON-OFFICER DIRECTORS

     Each director who is not also an employee (each, a "non-officer director") receives an annual retainer, comprised of cash and the fair market value of 400 shares of Common Stock. The 1997 annual retainer, valued at $59,100, was prorated for Messrs. Ault, Austrian and Thoman, who commenced their directorships on September 1, 1997. For each Board meeting and Executive Committee meeting he or she attends, a non-officer director receives a fee of $1,000. Each such director who is a member of the Human Resources Committee, the Committee on Public Responsibility and Concern, the Fiduciary Committee, or the Committee on Directors receives a fee of $1,000 for each Committee meeting he or she attends and the Chairman of each of those committees receives an additional annual fee of $3,000. The Chairman of the Audit Committee receives an annual fee of $15,000 and its other members receive an annual fee of $7,500.
Members of the Audit Committee do not receive meeting fees. No fees are paid to members of the Transaction Authorization Committee. Travel and out-of-pocket expenses of the directors in connection with their attendance at Board or Committee meetings are either paid for or reimbursed by the Corporation.

     Effective March 31, 1998, the Corporation will terminate the accrual of pension benefits under the retirement program for non-officer directors. Under the retirement program, a director who has served at least ten years as a non-officer director is entitled upon retirement to receive an annual payment of $20,000 for life. If at retirement the director's service is less than ten years but more than five years, the annual benefit is prorated. No retirement benefit is paid to a director retiring with less than five years' service. To terminate these pension benefits, the accrued present value of each non-officer director's benefit will be actuarially converted into a deferred award consisting of share equivalents of the Common Stock and assigned to an account established for each non-officer director. When they leave the Board, a cash only payment will be made, at the director's discretion, either in a lump sum, or in annual installments not to exceed ten years. Until paid, dividend equivalents will be credited on the share equivalents and treated as investments in additional share equivalents or fractional share equivalents. The present value calculation is based on an assumed payout to commence at age 72 and benefit accrual proportionate to years of service, rounded up to the next full year (up to ten years of service), for each director as follows: Ault--$8,627; Austrian--$7,283; Beitzel--$135,546; Griffiths--$30,823; Howell--$91,284; Jordan--$91,284;
Maxwell--$151,754;    Nicholas--$72,826;    Palmer--$96,588;   Staheli--$22,884;
Stewart--$135,546; Thoman--$5,491; and Volcker--$28,684. Concurrent with the termination of the pension benefit, annual total remuneration for non-officer directors will be adjusted to a competitive level by crediting 150 deferred share equivalents per year to each non-officer director's account.

     From time to time, the Corporation has requested certain directors to participate in client meetings and to give presentations on behalf of the Corporation. In connection with these engagements, the Corporation has either paid for or reimbursed the director for his or her travel and out-of-pocket expenses and, in some cases, paid a speaking fee.

     Directors  may  elect  to  defer  receipt  of all  or a  portion  of  their directors' fees into an interest-bearing account or into Common Stock equivalents until they leave the Board, at which time a cash only payment would be made, at the director's discretion, either in a lump sum or in annual installments over a period not to exceed ten years. Until paid, deferred fees accrue interest at the same rate as the yield on one-year Treasury bills, adjusted on a quarterly basis or, if deferred for Common Stock equivalents, dividend equivalents are credited on the share equivalents and are treated as investments in additional share equivalents or fractional share equivalents.

     Upon a "Change of Control" of the Corporation (as defined on page 18), all deferred compensation would be paid immediately to the non-officer directors.


         1998 HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Human Resources Committee of the Board of Directors (the "Committee") is comprised entirely of outside directors, none of whom is a former or current officer or employee of Bankers Trust New York Corporation or its subsidiaries (for purposes of this report, the "Corporation"). Following directly after this report is a discussion of other relationships between these Board members and the Corporation, entitled "Compensation Committee Interlocks and Insider Participation."

     The Committee reviews and approves all major policies relating to compensation and benefits programs, to ensure that they are designed and carried out to maximize individual and team performance. The Committee is authorized by the Board to approve all compensation actions for the Chief Executive Officer, members of the Management Committee and other key officers designated by the Chairman of the Board (each, a "Key Officer"). In addition, the Committee is authorized to review and approve bonus funding and spending for all annual plans. The Committee is also charged with administering the Corporation's Stock Option and Stock Award Plans.

     During 1997, the Committee met six times to review and evaluate executive compensation and benefit programs, including information periodically provided to the Corporation by independent compensation and benefit consultants.

COMPENSATION POLICIES

     The Committee's executive compensation policies are designed to:

     o attract and retain the best individuals available in each area of global financial services in which the Corporation competes for profits;

     o motivate and reward such individuals based on corporate, business unit and individual performance; and

     o align executives' and shareholders' interests through equity-based incentives. Key Officer pay, including that of the Chief Executive Officer, is determined and administered by the Committee on the basis of total compensation rather than as separate free-standing components.

     The determination of each Key Officer's total compensation level begins with an evaluation by the Committee of the Corporation's annual and long-term performance. Among the performance factors reviewed by the Committee are: level, quality, consistency and growth of earnings, return on equity and total shareholder return. The Committee also reviews the pay practices of a number of investment and commercial banks. As part of this process, the Committee considers quantitative as well as qualitative factors without assigning uniform relative weights to them. The Corporation also considers the prevailing economic conditions and the business opportunities available to firms in the financial services industry.

     In arriving at total compensation levels, the Committee evaluates each Key Officer's contribution to the overall performance of the Corporation. Also, the Committee takes into account such factors as leadership and technical skills, potential, teamwork, recruiting and other management contributions to the Corporation. In addition, the Committee recognizes that the Corporation's long-term success is dependent on its key resource--highly talented individuals--whom it must attract and retain in an extremely competitive environment.

     The Committee exercises its judgment in setting an appropriate balance of current cash and equity within each individual's compensation package. This approach reflects the Committee's commitment to increasing shareholder value through significant management stock ownership.

     It is the Committee's policy to maximize the effectiveness, as well as the tax-efficiency, of the Corporation's executive compensation programs. In addition, the Committee's policy is to maintain the flexibility to take actions that it deems to be in the best interests of the Corporation and its shareholders, but which may not necessarily qualify for tax deductibility under
Section 162(m) or other Sections of the Internal Revenue Code (the "Code").


COMPENSATION COMPONENTS

     Salary levels, although reviewed annually by the Committee for appropriateness, are not ordinarily adjusted each year. Salary levels for the Key Officers are determined by the Committee on the basis of what, in its discretion, it deems to be appropriate pay for the responsibilities involved.

     Partnership Equity Plan ("PEP") Awards are granted in the form of performance units, the dollar value of which is determined by a quantitative formula directly related to the earnings of the Corporation.

     Prior to or at the beginning of each year, the Committee reviews and adjusts the formula in the context of the Corporation's strategic direction and current business conditions. Also, prior to or at the beginning of the year, and based on the sole discretion of the Committee, performance units are granted to each participant under this plan. In determining the number of units granted, the Committee considers each participant's level of responsibility, individual performance and contributions to the long-term success of the Corporation without assigning uniform relative weights to them. The number of units awarded multiplied by the PEP formula's unit value results in a dollar amount that is converted into book-entry shares.

     Under the terms of PEP, book-entry shares are deferred for five additional years. While deferred, the shares yield to participants the greater of the equivalent of the quarterly earnings per share amount or the quarterly dividend on common stock of the Corporation (the "Common Stock"). An amount equal to the quarterly dividend is paid currently in cash and the balance, if any, is deferred into additional PEP shares. At the end of the deferral period, all book-entry shares are distributable in Common Stock. All book-entry shares under PEP are subject to a floor equal to 75% of the fair market value as of the award date.

     Employee Stock Options ("Stock Options") are generally granted at consistent share levels from year to year without reference to present holdings of unexercised options or appreciation thereon. Individual share grant levels are reviewed annually and are periodically adjusted to reflect a number of factors, including the individual's current responsibilities and contributions to the long-term success of the Corporation.

     For compensation planning purposes, Stock Options are valued at one-fourth of the option's exercise price. On June 17, 1997, Stock Options were granted at an exercise price of $90.75. In determining total compensation, the Committee values these options at $22.6875 per share.

     Annual Bonus. As discussed above, the Committee uses a total compensation approach in determining appropriate pay levels for each Key Officer. At the end of each performance year, the annual bonus award is determined with reference to the factors outlined above and by taking into consideration the value of all other components of the executive's compensation. Annual bonuses may be paid in cash, stock, or a combination of cash and stock, as determined by the Committee. Bonuses are funded based on a formula using annual corporate net income under the Incentive Bonus Plan for Corporate Officers. The Committee fixes specific bonus awards based on its evaluation of an individual's annual performance and contributions to the Corporation.

     In 1995, the Corporation adopted the Equity Participation Plan ("EPP"). Under the terms of the EPP, a portion of each participant's bonus award is granted as three-year deferred equity. While deferred, equity awarded earns and pays the equivalent of the greater of the Corporation's quarterly earnings per share amount or dividend and vests one-third per year. The value of the deferred equity is also subject to a floor equal to 75% of the fair market value of the equity awarded.

     Long-Term Incentive Plan ("LTIP"). As part of a special initiative to attract, retain and motivate approximately 35 senior executives of the Corporation, with particular emphasis on increasing the share price of the Common Stock, in December 1995, the Committee adopted a long-term stock based incentive program, the Partnership for One-hundred Plan ("POP" or "the original POP"). Under this plan, participants were granted units which were valued at $4 when the share price equaled $76 and increased by $4 for each additional $1 increase in the share price. At the time POP was adopted, the Common Stock was trading at $67.00 per share. Under the provisions of the plan, the units vest and payout at their maximum value of $100 each when the share price reaches $100. Otherwise, plan units vest one-third per year on the third, fourth and fifth anniversaries of the award date and payouts will occur at the end of the five-year performance period.

     In December 1996, POP was amended ("POP I") and the value of each unit was fixed at $41.25 under the POP formula, based on the Common Stock's December 13, 1996 average trading price of $85.3125. Vesting and payout were to remain as stated in the original plan unless the stock traded at $100 prior to December 31, 1997, in which event vesting and payout would be accelerated. Since the stock traded at $100 during 1997, units are to vest and to be paid out annually in one-quarter increments beginning December 31, 1997. In addition, the value of outstanding units accrues interest at the rate of prime plus 1% until paid out.

     In June 1997, the Committee approved a new plan ("POP II") to renew the original POP's incentive to increase the share price of the Common Stock. Units under POP II will have a maximum potential benefit of $58.75. Under the terms of POP II, if the share price trades at $100 for three consecutive days or five non-consecutive days during the period January 1, 1998 to December 31, 2000, the value of the units becomes fixed at this maximum. This condition was met in January 1998. The combination of POP I and POP II produced a maximum potential payout of $100 ($41.25 + $58.75), which equals the maximum potential payout of the original POP. Participants were awarded the same number of units under POP II as they held in the original POP and their POP II units will vest in one-third increments on December 31, 1998, 1999, and 2000.

     As a result of the acquisition of Alex. Brown Incorporated ("Alex. Brown"), the Corporation assumed certain obligations of the Alex. Brown 1991 Equity Incentive Plan (including the Year-End Convertible Debenture Plan (the "Debenture Plan")) as those obligations applied to certain of the senior officers of Alex. Brown. Certain benefits under the Debenture Plan were based on the attainment of certain return on equity targets of Alex. Brown. As a result of the acquisition, and by virtue of the fact that Alex. Brown ceased to exist as a separate entity, the Debenture Plan equity targets are no longer relevant. Further, the change of control feature of the Debenture Plan resulted in the acceleration of certain benefits under the plan. In light of the foregoing, the Committee terminated the Debenture Plan as of December 31, 1997. Accordingly, and in line with the continuing integration of Alex. Brown compensation plans with those of the Corporation, all remaining benefits under the Debenture Plan were accelerated and closed out in 1997. (See footnote (g) in the Summary Compensation Table on page 15.)


1997 CHIEF EXECUTIVE OFFICER COMPENSATION ACTIONS

     Mr. Newman was employed in September 1995 as Senior Vice Chairman of the Corporation. His employment contract provided for minimum compensation in 1997 to include the grant of a 50,000 share Stock Option, a 60,000 unit PEP award and a guaranteed bonus of $2,500,000. In view of the additional responsibilities he assumed in 1996 when he was elected Chairman of the Board, Chief Executive
Officer and President, as well as his outstanding 1997 performance, the Committee awarded Mr. Newman total compensation in excess of these minimum contractual amounts.

     In determining Mr. Newman's 1997 annual incentive award, the Committee focused on the Corporation's continued gain in profitability for the year. In addition, the Committee noted Mr. Newman's vision, leadership and efforts in overseeing the Corporation's expanding global presence through the addition of Alex. Brown and the announced acquisition of NatWest Markets' European cash equities business. The Committee also took into consideration the increase in the Corporation's Common Stock, which began the year at $86.25 per share and closed on December 31, 1997 at $112.4375, the resulting total return to shareholders, including reinvested dividends, of 36% and the increase in diluted earnings per share from $6.76 for 1996 to $7.66 for 1997.

     In view of these achievements, the Committee awarded Mr. Newman cash and stock awards of approximately $10,855,000.

     Included in this sum is a base salary of $900,000. Also included is a year-end bonus of $7,500,000, of which $5,750,000 was awarded in cash. The balance, $1,750,000, was awarded as equity in the firm and, when added to his PEP award of $2,454,650, totals to $4,204,650 of stock bonuses.

     In addition, the Committee awarded Mr. Newman 80,000 Stock Options valued at $1,815,000 (one-fourth of the exercise price multiplied by the number of option shares awarded).

     Of Mr. Newman's compensation described above, forty-eight percent (48%) was awarded as equity of the Corporation. Not included are his retirement plan benefits, earnings and appreciation on past PEP shares and payments pursuant to POP I. (All such amounts are disclosed in the Summary Compensation Table on page 15.)

     The Committee deems Mr. Newman's compensation for 1997 to be appropriate, particularly in view of the successful financial results of the Corporation's 1997 performance, his continuing leadership in fostering a client-focused environment, and his leadership in building an integrated global investment bank.

CONCLUSION

     Through the program described above, a very significant portion of Key Officer compensation is linked directly to individual and corporate performance and to share price appreciation. As the Corporation moves forward to create shareholder value in the future, the Committee will continue to monitor and evaluate its strategy for Key Officer compensation.

     The Committee believes that it has the responsibility to ensure that the pay practices of the Corporation are internally effective in support of the Corporation's current and long-term goals and objectives and are competitive in the marketplace to attract, retain and motivate the talent needed to achieve future success by the Corporation.

                                                  The Human Resources Committee*
                                                  William R. Howell, Chairman
                                                  Lee A. Ault III
                                                  Phillip A. Griffiths
                                                  Donald L. Staheli
                                                  Patricia C. Stewart


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Human Resources Committee (the "HR Committee") currently consists of the following persons: N. J. Nicholas Jr., Chairman (effective February 1,
1998), Lee A. Ault III, Phillip A. Griffiths, Donald L. Staheli and Patricia C. Stewart, all of whom are non-officer directors and none of whom is an employee or former or current officer of the Corporation or its subsidiaries.

     Some of the directors who are members of the HR Committee and their associates, including affiliates and related interests, from time to time may be customers of the Corporation and/or subsidiaries of the Corporation, and some of these directors and their associates, including affiliates and related interests, from time to time may be directors or officers of, or investors in, corporations or members of partnerships or have an interest in other entities which are customers of the Corporation and/or such subsidiaries. As such customers, they have had transactions in the ordinary course of business with the Corporation and/or such subsidiaries, including borrowings, all of which were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features.













------------
* Mr. Howell's term on the Committee expired January 31, 1998, and Mr. Nicholas commenced his term as Chairman of the Committee on February 1, 1998.

I. SUMMARY COMPENSATION TABLE ($000 OMITTED)

                                                             Annual Compensation
                                 ----------------------------------------------------------------------------
                                                                   Bonus
     Named Executive                         -------------------------------------------------  Other Annual
         Officers                                 Cash             Stock             Total      Compensation
           (a)             Year     Salary        (b)               (c)              Bonus           (d)
------------------------- ------ ----------- -------------  +  -------------  =  ------------- --------------
Frank N. Newman ......... 1997    $  900.0    $  5,760.7        $  4,204.6        $  9,965.3       $ 72.1
 Chairman of the ........ 1996       825.0       3,507.1           4,592.4           8,099.5           --
 Board, Chief Exec-       1995       138.9         500.0             665.0           1,165.0           --
 tive Officer & Pres-
 ident ..................
Yves C. de Balmann.       1997       350.0       4,030.7           3,821.0           7,851.7           --
 Vice Chairman .......... 1996       287.5       2,507.1           4,319.3           6,826.4           --
R. Kelly Doherty ........ 1997       350.0       4,700.7           4,151.0           8,851.7           --
 Vice Chairman .......... 1996       287.5       2,507.1           4,319.3           6,826.4           --
A. B. Krongard .......... 1997        66.7       5,800.0           1,000.0           6,800.0           --
 Vice Chairman of .......
 the Board ..............
Mayo A. Shattuck III..... 1997        66.7       5,500.0           1,000.0           6,500.0           --
 Vice Chairman ..........



                                    Long-Term Compensation
                          ------------------------------------------
                                     Awards               Payouts
                          ---------------------------- -------------
     Named Executive        Restricted       Shares         LTIP       All Other
         Officers          Stock Awards    Underlying     Payouts     Compensation
           (a)                  (e)       Options (f)       (g)           (h)
------------------------- -------------- ------------- ------------- -------------
Frank N. Newman .........      --            80,000     $  1,031.3     $   617.6
 Chairman of the ........      --            80,000             --       1,341.7
 Board, Chief Exec-            --           100,000             --         222.2
 tive Officer & Pres-
 ident ..................
Yves C. de Balmann.            --            60,000          825.0         907.8
 Vice Chairman ..........      --            60,000             --         292.4
R. Kelly Doherty ........      --            60,000          825.0         722.1
 Vice Chairman ..........      --            60,000             --         299.2
A. B. Krongard ..........      --            60,000        7,868.3           9.1
 Vice Chairman of .......
 the Board ..............
Mayo A. Shattuck III.....      --            80,000        6,572.7           9.0
 Vice Chairman ..........

----------
(a) Of the Named Executive Officers, only Messrs. Newman, de Balmann and Doherty had executive officer status with the Corporation prior to 1997.

(b) Includes annual bonus and profit driven benefit payable in cash from the Corporation's qualified defined contribution plan.

(c) Includes the value of book-entry shares awarded by formula based on corporate earnings under PEP. Under the plan, shares vest at the end of the performance year and are deferred for five additional years. While deferred, shares are credited with the greater of the equivalent of the quarterly net income or dividend per share of the Common Stock. The dividend equivalent portion is paid currently in cash and the balance is deferred into additional shares. Dividend equivalents on book-entry shares are paid at the same rates as are paid on the Common Stock and are not included in the above totals. No dividend equivalents were paid in 1997 on the 1997 Awards. The value of the PEP Awards for each of the Named Executive Officers is as follows: Newman-$2,454,650; de Balmann-$1,840,987; and Doherty-$1,840,987.
    Messrs. Krongard and Shattuck did not participate in PEP in 1997. Also includes the value of book-entry shares awarded under the EPP as part of the annual bonus. Under this plan, shares are deferred and vest in equal installments for three years. While deferred, shares earn the greater of the Common Stock's quarterly net income per share or dividend. Share earnings are paid in cash quarterly. For 1997, the value of the EPP Awards for each of the Named Executive Officers is as follows: Newman-$1,750,000; de Balmann-$1,980,000; and Doherty-$2,310,000; Krongard-$1,000,000; and
    Shattuck-$1,000,000. On 2/1/98, upon his retirement, Mr. Krongard's EPP shares vested.

(d) Other Annual Compensation for Mr. Newman reflects amounts for ground and air transportation provided.

(e) None of the above Named Executive Officers held any shares of restricted stock at the end of 1997.


(f) As part of their employment agreements, Messrs. Krongard and Shattuck were granted 60,000 and 80,000 Stock Options, respectively, which were included in the above total.

(g) Includes LTIP Payouts under POP I, as follows: Newman-$1,031,250; Doherty-$825,000; and de Balmann-$825,000. The LTIP Payouts for Messrs. Krongard and Shattuck reflect accelerated benefits under the Debenture Plan (as defined on page 13) of $7,868,344 and $6,572,660, respectively.

(h) Includes earnings per share less cash dividends ("net E.P.S. credits") earned on pre-1997 PEP Awards, net E.P.S. credits earned on the pre-1997 EPP portion of annual bonuses, accrued interest as of December 31, 1997, on POP I, non-elective company contributions to defined contribution plans and life insurance premiums paid under a plan that is available generally to all employees. For 1997, net E.P.S. credits earned on PEP Awards, net E.P.S. credits earned on the pre-1997 EPP portion of annual bonuses, accrued interest on POP I LTIP awards and non-elective company contributions to defined contribution plans, respectively, for each of the above Named Executive Officers are as follows: Newman-$156,283, $56,605, $168,560, $189,000; de Balmann-$404,130, $92,489, $134,848, $79,000; Doherty-$414,772,
    $92,489, $134,848, $79,000. Messrs. Krongard and Shattuck did not participate in these plans in 1997. Net E.P.S. credits on the 1997 PEP Awards and the EPP portion of 1997 annual bonuses begin in 1998. The amounts shown for Messrs. Newman and de Balmann includes reimbursements for relocation expenses of $44,486 and $195,496, respectively. The amounts shown for Messrs. Krongard and Shattuck reflect non-elective company contributions to old Alex. Brown defined contribution plans.

II. OPTIONS/SAR GRANTS TABLE(A)


                    OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                               % of Total
                                Number of       Options
                                Securities     Granted to
                                Underlying     Employees                                     Grant Date
                                 Options       in Fiscal       Exercise      Expiration       Present
  Named Executive Officers     Granted (b)        Year         Price(c)        Date(d)        Value(e)
---------------------------   -------------   -----------   -------------   ------------   -------------
F.N. Newman ...............      80,000         1.17%         $ 90.7500        06/17/07      $1,404,800
Y.C. de Balmann ...........      60,000         0.88%           90.7500        06/17/07       1,053,600
R.K. Doherty ..............      60,000         0.88%           90.7500        06/17/07       1,053,600
A.B. Krongard .............      60,000         0.88%          102.6625        09/01/07       1,271,400
M.A. Shattuck III .........      80,000         1.17%          102.6625        09/01/07       1,695,200

----------
(a) No SARs were granted during 1997.

(b) Reflects awards granted on 6/17/97 by the Corporation to the Chief Executive Officer and each of the other Named Executive Officers, other than the Stock Options granted to Mr. Krongard and Mr. Shattuck on 9/1/97. The options granted on 6/17/97 become exercisable one year after grant. For the options granted on 9/1/97, one-third vests on the first, second and third anniversary of the grant date and are exercisable on such dates. The options granted to Mr. Krongard vested in full on 2/1/98, upon his retirement.

(c) The exercise price of the options granted on 6/17/97 was equal to the fair market value of the Common Stock on the date of grant. The exercise price of the options granted on 9/1/97 was equal to the average of the closing Common Stock price for the five day trading period prior to the date of grant. The exercise price may be paid in cash, or by delivery of already owned shares, subject to certain conditions. Tax withholding obligations relating to the exercise may be paid in cash or by offset of the underlying shares, subject to certain conditions.

(d) Nonqualified Stock Options have a term of ten years and one day. Incentive Stock Options have a term of ten years. Both are subject to earlier termination in certain events related to termination of employment and are subject to acceleration of vesting upon a "Change of Control" (as defined on page 18).

(e) The hypothetical grant date present values are calculated under a modified Black-Scholes Model, which is a mathematical formula used to value options traded on the stock exchange. The assumptions used in hypothesizing the above options' grant date present values include the stock's expected volatility of 21.42% with respect to the grants made on 6/17/97 and 22.64% with respect to the grants made on 9/1/97, risk free rate of return of 6.35% with respect to the grants made on 6/17/97 and 6.27% with respect to the grants made on 9/1/97, projected dividend yield of 4.41% with respect to the grants made on 6/17/97 and 3.90% with respect to the grants made on 9/1/97, projected time to exercise (seven years) and a 5% adjustment for non-transferability or risk of forfeiture during vesting period for the 6/17/97 awards and 10% for the 9/1/97 awards.


III. OPTION EXERCISES AND YEAR END VALUE TABLE

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                    VALUES

                                                                  Number of Shares                Value of Unexercised
                                                               Underlying Unexercised             In-The-Money Options
                                                             Options at Fiscal Year End          at Fiscal Year End (b)
                                Shares         Value       -------------------------------   ------------------------------
  Named Executive Officer      Acquired     Realized (a)    Exercisable     Unexercisable     Exercisable     Unexercisable
---------------------------   ----------   -------------   -------------   ---------------   -------------   --------------
F.N. Newman ...............         --      $       --        180,000          80,000         $7,217,500       $1,735,000
Y.C. de Balmann ...........         --      $       --        155,000          60,000         $6,387,500       $1,301,250
R.K. Doherty ..............     57,544      $2,191,068         77,456          60,000         $2,924,791       $1,301,250
A.B. Krongard .............         --      $       --             --          60,000         $       --       $  586,500
M.A. Shattuck III .........         --      $       --             --          80,000         $       --       $  782,000

----------
(a) Market value of underlying securities at exercise minus option price.

(b) Market value of underlying securities at year-end minus option price. The value of unexercised in-the-money Stock Options at December 31, 1997, shown above are presented pursuant to SEC rules. The actual amount, if any, realized upon exercise of Stock Options will depend upon the market value of the Common Stock relative to the exercise price per share of Common Stock of the Stock Option at the time the Stock Option is exercised. There is no assurance that the values of unexercised in-the-money Stock Options reflected in the table will be realized.

IV. LONG-TERM INCENTIVE PLANS TABLE



            LONG-TERM INCENTIVE PLANS AWARDS IN LAST FISCAL YEAR(A)

                                            Performance Period
                                Number       Until Maturation        Payout
 Named Executive Offficers     of Units         or Payout           Amounts
---------------------------   ----------   -------------------   -------------
F.N. Newman ...............    100,000     January 1, 2001       $5,875,000
Y.C. de Balmann ...........     80,000     January 1, 2001       $4,700,000
R.K. Doherty ..............     80,000     January 1, 2001       $4,700,000
A.B. Krongard .............         --                     --    $       --
M.A. Shattuck III .........         --                     --    $       --

----------
(a) In June 1997, the Committee approved POP II to renew the original POP's incentive to enhance or increase shareholder value. See "1998 Human Resources Committee Report on Executive Compensation." Units under POP II have a maximum potential benefit of $58.75. If the share price trades at $100 for three consecutive days or five non-consecutive days during the period January 1, 1998 to December 31, 2000, the value of the units becomes fixed at this maximum. This condition was met in January 1998. The combination of POP I and POP II produced a maximum potential payout of $100 ($41.25 + $58.75), which equals the potential maximum payout of the original POP. Participants were awarded the same number of units under POP II as they held in the original POP and their POP II units vest in one-third increments on December 31, 1998, 1999 and 2000.

EMPLOYMENT AGREEMENTS

     The Corporation has an employment agreement with Frank N. Newman, who was employed in 1995 as a Senior Vice Chairman of the Corporation, and was subsequently named Chairman of the Board, Chief Executive Officer and President. Under the employment agreement, Mr. Newman was entitled in 1996 and 1997 to a minimum annual base salary of $500,000, a minimum annual bonus of $2,000,000 and $2,500,000, respectively, as well as 50,000 Stock Options and 60,000 PEP units in each year. Mr. Newman was entitled to the compensation provided by the employment agreement unless he was terminated prior to December 31, 1997, for "gross misconduct." All of the compensation payable to him under the employment agreement would have been paid and all unvested compensation would have vested upon occurrence of a "Change of Control" of the Corporation (as defined on page
18) during the time of the agreement. In connection with his employment, the Corporation provides Mr. Newman with a car and driver.

     In connection with the Corporation's contemplated acquisition of Alex. Brown Incorporated ("Alex. Brown"), the Corporation entered into employment agreements with certain Alex. Brown employees (the "Alex. Brown Executives"), including A. B. Krongard (on April 21, 1997) and Mayo A. Shattuck III (on April 29, 1997). The term of the employment agreements runs from September 1, 1997 through December 31, 1999 (the "Employment Period"). In the event that an Alex. Brown Executive's employment is terminated during the Employment Period by the Corporation, other than for "Cause" (including on account of his or her death or disability), or if the Alex. Brown Executive terminates his or her employment for "Good Reason," the Corporation will make a lump sum payment to the Alex. Brown Executive in cash within 30 days of the date of termination in an amount equal to the aggregate of the Alex. Brown Executive's accrued but unpaid salary, pro rata bonus and accrued deferred compensation. In addition, the Alex. Brown Executive will receive an amount equal to the product of (1) the number of years (including fractions thereof) remaining from the date of termination until December 31, 1999 and (2) the sum of (x) the Alex. Brown Executive's annual base salary and (y) the Alex. Brown Executive's guaranteed minimum bonus, which product will be discounted to its present value at the applicable federal rate. In addition, the Alex. Brown Executive's Stock Options and restricted stock will become immediately vested.

     The employment agreements provide for a gross-up payment to be made to the Alex. Brown Executives, if necessary, to eliminate the effects of the imposition of the excise tax under Section 4999 of the U.S. Internal Revenue Code on the payments made thereunder.

     In the event that the Alex. Brown Executive's employment is terminated by the Corporation for Cause or by the Alex. Brown Executive without Good Reason during the Employment Period, the Employment Agreement will be terminated without further obligation to the Alex. Brown Executive, other than to pay any accrued and unpaid salary, accrued deferred compensation and any other benefits provided under the Corporation's employee plans.

     Under the terms of his employment agreement, Mr. Krongard was elected as a Vice Chairman of the Board of the Corporation and received a prorated base salary for 1997 of $350,000, a grant of 60,000 options to purchase the Common Stock and a cash bonus in respect of the 1997 year on a basis consistent with Alex. Brown's past practices.

     On January 31, 1998, Mr. Krongard retired from the Corporation to take a position in public service. Under the terms of the Corporation's 1997 Stock Option and Stock Award Plan, all Stock Options and EPP shares previously awarded to him vested in full on his retirement date.

     Under the terms of his employment agreement, Mr. Shattuck was elected as a Vice Chairman of the Corporation and received in 1997 a prorated base salary of $350,000, a grant of 80,000 options to purchase the Common Stock and a cash bonus for the year on a basis consistent with Alex. Brown's past practices. In addition, Mr. Shattuck will receive an annual base salary of $350,000 and will be awarded in respect of calendar years 1998 and 1999 an annual bonus of no less than $3.5 million, payable in the same ratio of cash and equity as other of the Corporation's peer executives. Mr. Shattuck will also receive in 1998 and 1999 additional grants of 60,000 options to purchase the Common Stock, which will vest and become exercisable on the first anniversary of the date of grant, and a grant of 75,000 PEP units. The exercise price of all of the options granted under the employment agreement will be equal to the average closing price of the Common Stock for the five trading days prior to the date of grant.


CHANGE OF CONTROL ARRANGEMENTS

     Pursuant to the Corporation's Change of Control Severance Plan I, upon termination of employment by the Corporation without "Cause" or by the executive officer for "Good Reason" (as such terms are defined in the Change of Control Severance Plan) during the two-year period immediately following a "Change of Control" of the Corporation (as defined below), each of the Named Executive Officers would be entitled to receive a severance benefit equal to three times the sum of his base salary and the greater of average annual bonus paid during the three-year period immediately preceding the Change of Control or annual bonus paid in the year immediately preceding the Change of Control. Such severance benefits may not exceed $7.5 million per employee. Under the Corporation's stock option and stock award plans, upon a Change of Control, all Stock Options become exercisable and all deferred stock, restricted stock and other stock-based awards become vested and immediately payable. Similarly, upon a Change of Control, the POP I and POP II units become vested and immediately payable.

     A Change of Control is defined generally as (i) the acquisition of 20% or more of the outstanding voting securities of the Corporation by an individual, entity, or group, other than from the Corporation; (ii) a change in the majority of the board of directors of the Corporation that is not approved by at least a majority of the current directors and those directors similarly approved ("incumbent directors"); (iii) the consummation of a merger, consolidation, or similar transaction involving the Corporation, unless immediately following such transaction: (A) more than 60% of the voting power of the resulting corporation's voting securities are represented by the Corporation's voting securities that were outstanding immediately prior to the transaction, (B) no person becomes the beneficial owner of 20% or more of the outstanding voting securities of the resulting corporation and (C) at least a majority of the board of directors of the resulting corporation were incumbent directors of the Corporation at the time of the approval of the transaction by the Corporation's board of directors; or (iv) the sale or disposition of all or substantially all of the assets of the Corporation or a liquidation of the Corporation.

     In the event any of the Named Executive Officers is subject to the 20% excise tax under Section 4999 of the Code, such individual would be reimbursed in an amount sufficient to offset such excise tax unless such reimbursement could be avoided by reducing the severance payments received by the Named Executive Officer by an amount that is less than 10% of his severance payments. The Change of Control Severance Policy also provides that, contingent on a Change of Control, the Named Executive Officers would be entitled to certain welfare benefits for up to three years following termination.


COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN TO SHAREHOLDERS

     In 1996, the HR Committee changed the composition of its self-constructed peer index to attain a more appropriate competitor comparison, based on size and business. The 1996 Peer Group consisted of only five reasonably similar firms--The Bank of New York Company, Inc., The Bear Stearns Companies Inc., Merrill Lynch & Co. Inc., J.P. Morgan & Co. Incorporated and Salomon Inc--which was further reduced in 1997 when Salomon Inc merged with Travelers Group Inc. In light of the 1997 acquisition of Alex. Brown and merger activity among the firms that comprise the Peer Group of companies used to evaluate the performance of the Corporation, the HR Committee has determined that it is appropriate to revise the Peer Group. The new Peer Group represents firms that reflect the relative size and lines of business of the Corporation.

         Comparison of Five-Year Cumulative Total Return to Shareholders



                                [GRAPHIC OMITTED]








                                                                         YEAR ENDED
                             ---------------------------------------------------------------------------------------------------
                                                                                                                 COMPOUND ANNUAL
                                 1992          1993         1994          1995          1996          1997         RETURN RATE
                             -----------   -----------   ----------   -----------   -----------   -----------   ----------------
Bankers Trust ............    $  100.0      $  120.5      $  89.3      $  114.4      $  156.3      $  212.2            16.2%
New Peer Group* ..........       100.0         125.6        117.1         194.3         289.2         434.9            34.2%
S&P 500 ..................       100.0         110.0        111.5         153.3         188.5         251.4            20.2%
Old Peer Group** .........       100.0         120.6        105.6         152.5         214.5         337.4            27.5%


Notes:

o Total return to shareholders is stock price appreciation of a hypothetical $100 investment on December 31, 1992, with all dividends reinvested.
o Bankers Trust and New and Old Peer Group returns calculated based on dividend reinvestment on payment dates.
o S&P 500 information obtained from S&P CompuStat Services, Inc.
o Total  return  analysis  for  Salomon  Inc  extends  through   10/31/97,   the
  approximate date of this company's acquisition by Travlers Group, Inc.
* Companies in New Peer Group are:
       The Bank of New York Company,  Inc.
       The Bear  Stearns  Companies  Inc.
       The Chase  Manhattan  Bank Corporation  (12/31/92 - 3/29/96 only)
       The Chase  Manhattan  Bank  Corporation (3/29/96 - 12/31/97)
       Chemical Banking  Corporation  (12/31/92 - 3/29/96 only)
       Citicorp
       J.P. Morgan & Co. Incorporated
       Lehman Brothers Holdings Inc.
       Mellon Bank Corp.
       Merrill Lynch & Co. Inc.
       Morgan Stanley Group Inc. (12/31/92 - 5/30/97)
       Morgan Stanley, Dean Witter, Discover & Co. (5/30/97 - 12/31/97) PaineWebber Group, Inc.
       State Street Boston Corp.
       Travelers Group, Inc.
** Companies in Old Peer Group are:
       The Bear Stearns Companies Inc.
       Merrill Lynch & Co. Inc.
       Salomon Inc
       The Bank of New York Company, Inc.
       J.P. Morgan & Co. Incorporated
Sources:
       Bloomberg Data Service
       The Value Line Investment Survey
       CompuServe Data Service
       Dow Jones Data Service
       Standard & Poor's Stock Guide

PENSION PLAN


     The following table shows the estimated annual pension benefits payable at normal retirement age to a covered participant who has attained the earnings and years of service classifications indicated, under the Corporation's tax-qualified defined benefit pension plan ("Pension Plan") based upon "Covered Compensation" and "Credited Service," as such terms are defined below. Benefits shown below are computed as a single life annuity and are not subject to reduction for Social Security or other offset amounts.

                                                  Years of Credited Service
                              ---------------------------------------------------------------
    Average Final Salary          15           20           25           30        35 or More
---------------------------   ----------   ----------   ----------   ----------   -----------
$100,000...................    $21,000      $28,000      $35,000      $42,000       $49,000
$125,000...................    $26,250      $35,000      $43,750      $52,500       $61,250
$160,000...................    $33,000      $44,800      $56,000      $67,200       $78,400
$192,000 and above.........    $40,320      $53,760      $67,200      $80,640       $94,080

     A participant's Covered Compensation is his or her average final salary. "Average Final Salary" under the Pension Plan is the average annual base salary, as reported in the Summary Compensation Table, during the 60 consecutive calendar months in the last 120 calendar months of a participant's Credited
Service   yielding  the  highest  average  annual  salary  (subject  to  certain limitations on salary under the Internal Revenue Code with respect to tax-qualified plans). Covered Compensation does not include any other compensation included in the Summary Compensation Table. Credited Service under the Pension Plan is the number of years and months worked for the Corporation and certain of its subsidiaries after attaining age 21 and completing one year of service and is limited to 35 years.

     As of December 31, 1997, the years of Credited Service for Messrs. Newman, de Balmann, Doherty, Krongard and Shattuck under the Pension Plan (in completed years) was 1, 8, 14, 0 and 0, respectively. Messrs. de Balmann and Doherty are fully vested; Mr. Newman has been employed by the Corporation for less than five years and is not vested; since the Pension Plan has yet to be amended to include any former Alex. Brown employees, Messrs. Krongard and Shattuck are not participants in the Pension Plan. Alex. Brown did not maintain a defined benefit retirement plan. Covered Compensation and Average Final Salary for each of Messrs. de Balmann and Doherty for 1997 was $160,000 and $152,000, respectively.


PART II. RATIFICATION OF APPOINTMENT OF THE INDEPENDENT AUDITOR

     The Board of Directors, upon the recommendation of its Audit Committee, comprised entirely of independent outside directors, which reviewed the professional competence and audit program of the firm of KPMG Peat Marwick LLP ("KPMG"), certified public accountants, appointed KPMG as the independent auditor for 1997, which appointment was ratified by the shareholders at the April 15, 1997 Annual Meeting of Shareholders. The Board of Directors has
appointed KPMG as independent auditor for 1998, subject to shareholder ratification. KPMG succeeded the firm of Ernst & Young LLP ("E&Y"), which served as the independent auditor for the Corporation and the Bank from 1987 through 1996. The audit reports of E&Y on the Corporation's financial statement for the years ended December 31, 1995 and 1996 were unqualified, and in those two years there were no disagreements with E&Y with respect to accounting principles and practices, financial statement disclosure or auditing scope or procedure or other events reportable pursuant to the rules and regulations of the SEC.

     Representatives of E&Y and KPMG will be present at the Annual Meeting. They will have the opportunity to make statements if they desire to do so and will be available to respond to appropriate questions.

     Ratification of the appointment of KPMG as the independent auditor would require an affirmative vote of a majority of the votes cast by the holders of the Common Stock at the Annual Meeting.

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT THE SHAREHOLDERS RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITOR FOR 1998. THIS IS IDENTIFIED AS ITEM 2 ON THE ENCLOSED PROXY CARD.

PART III. AUTHORIZATION AND APPROVAL OF AMENDMENTS TO THE CORPORATION'S CERTIFICATE OF INCORPORATION

     The New York legislature recently adopted amendments (the "Amendments") to update and modernize the New York Business Corporation Law ("BCL"). In the case of an existing New York corporation, like the Corporation, many of the changes are only effective if approved by the shareholders. After careful study and review, the Board of Directors believes that it would be in the best interests of the Corporation to adopt a number of the Amendments.

     In general, the Board of Directors believes that the proposed amendments of the Certificate of Incorporation will give the Corporation greater flexibility to raise capital, to streamline corporate governance and to ensure that the actions authorized by a voting majority prevail on a significant transaction.

     Excerpts of the proposed amendments of the Certificate of Incorporation, including an amendment to change the name of the Corporation to Bankers Trust Corporation, are attached to this proxy statement as Annex A. The following is a short summary of each amendment and the reasons that the Board believes that the amendment is in the best interests of the Corporation.


     A. AUTHORIZATION TO PERMIT THE ISSUANCE OF SERIES PREFERRED STOCK WITH DIFFERENT RIGHTS.

     Currently, all series of the Corporation's Series Preferred Stock must be identical as to the payment of dividends and amounts upon liquidation, dissolution and winding up. This restriction effectively prevents the Corporation from issuing series of Series Preferred Stock with different rankings. Also, the Corporation may not currently issue shares of Series Preferred Stock redeemable at the option of the holder or another person or upon the happening of an event. The Amendments permit the issuance of a series of preferred stock with different rankings as to the payment of dividends and amounts upon liquidation, dissolution and winding up and redeemable at the option of the holder or another person, or upon the happening of an event for cash, property, indebtedness or other securities.

     The Board of Directors believes the current restrictions on the terms of the Series Preferred Stock that may be issued unduly restricts the ability of the Corporation to tailor the terms of a series of Series Preferred Stock to meet market conditions and hampers the Board's ability to structure transactions where capital stock is issued, such as in acquisitions. The Board believes that the adoption of the proposed amendment of the Certificate of Incorporation will enhance the Corporation's ability to raise capital in an efficient manner and will provide the Board with more flexibility in structuring transactions where capital stock is issued, such as in acquisitions.

     The proposed amendments of the Certificate of Incorporation will not affect the terms of any outstanding shares of Series Preferred Stock.

     The affirmative vote of the holders of a majority of all outstanding shares of Common Stock entitled to vote thereon will be required for approval of this amendment.

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE FOR THE PROPOSED AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO PERMIT THE ISSUANCE OF SERIES PREFERRED STOCK WITH DIFFERENT RANKINGS AS TO THE PAYMENT OF DIVIDENDS AND AMOUNTS UPON LIQUIDATION, DISSOLUTION AND WINDING UP AND REDEEMABLE AT THE OPTION OF THE HOLDER OR ANOTHER PERSON OR UPON THE HAPPENING OF AN EVENT FOR CASH, PROPERTY, INDEBTEDNESS OR OTHER SECURITIES. THIS IS IDENTIFIED AS ITEM 3A ON THE ENCLOSED PROXY CARD.

     B. AUTHORIZATION TO AMEND THE CERTIFICATE OF INCORPORATION TO PERMIT DISTRIBUTION OF ONE CLASS OR SERIES OF CAPITAL STOCK TO THE HOLDERS OF A DIFFERENT CLASS OR SERIES.

     Currently, the Corporation may only distribute shares of a class or series of capital stock to the holders of that class or series. This limits the Corporation's ability to distribute shares of one class or series of capital stock to the holders of another class or series. The Amendments permit the distribution of shares of one class or series of capital stock to holders of another class or series.

     While the Board of Directors has no current plans to distribute any shares of a class or series of capital stock to the holders of a different class or series, the Board of Directors believes that the proposed amendment of the Certificate of Incorporation will provide it greater flexibility in the future to make distributions of shares of capital stock in a manner that benefits the Corporation.

     The affirmative vote of the holders of a majority of all outstanding shares of Common Stock entitled to vote thereon will be required for approval of this amendment.

     THE BOARD OF DIRECTORS AND MANAGEMENT ACCORDINGLY RECOMMEND A VOTE FOR THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO PERMIT DISTRIBUTION OF ONE CLASS OR SERIES OF CAPITAL STOCK TO THE HOLDERS OF ANOTHER CLASS OR SERIES. THIS IS IDENTIFIED AS ITEM 3B ON THE ENCLOSED PROXY CARD.


     C. AUTHORIZATION TO AMEND THE CERTIFICATE OF INCORPORATION TO COUNT ONLY THE VOTES CAST FOR OR AGAINST A CORPORATE ACTION.


     Currently, a majority of the votes cast of the shares of Common Stock is generally necessary to approve a corporate action. While abstentions and so-called "broker non-votes" are currently treated as present for purposes of determining a quorum, they are not counted for any other purpose. The Amendments permit the approval of a corporate action to be determined based only on the votes for and against the action.

     The Board of Directors believes that the Corporation's shareholders may not understand how votes are currently counted. A shareholder may abstain from a vote for a variety of reasons and may well be unaware as to the effect of the abstention. Broker non-votes often are a result of the rules of the New York Stock Exchange which limit the ability of brokers and dealers to exercise discretionary voting authority. As a result, it may be unclear whether shareholders who have abstained from a vote or whose votes are treated as broker non-votes understand the implication of their actions. The Board of Directors believes that the method of vote counting contemplated by the proposed amendment of the Certificate of Incorporation is straightforward and will reduce the existing confusion on how votes are counted. Accordingly, the Board of Directors and Management recommend a vote for the proposed amendment of the Certificate of Incorporation to clarify the method of vote counting.

     The affirmative vote of the holders of a majority of all outstanding shares of Common Stock entitled to vote thereon will be required for approval of this amendment.

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT THE SHAREHOLDERS AUTHORIZE THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO COUNT ONLY THE VOTES CAST FOR OR AGAINST A CORPORATE ACTION. THIS IS IDENTIFIED AS ITEM 3C ON THE ENCLOSED PROXY CARD.


     D. APPROVAL TO CHANGE THE NAME OF THE CORPORATION TO BANKERS TRUST CORPORATION

     The Board of Directors has voted to recommend for approval of the shareholders an amendment of the Certificate of Incorporation to change the name of Bankers Trust New York Corporation to Bankers Trust Corporation.

     The name Bankers Trust New York Corporation was originally approved by the shareholders at the 1967 Annual Meeting as a means of giving easy recognition to the network of retail banks owned by the Corporation in the State of New York, all of which, with the exception of Bankers Trust Company, subsequently have been sold. Since that time, the Corporation expanded into a truly global institution, offering a wide range of financial products and services worldwide, and the Board of Directors and Management believe the recommended name change better reflects the international presence of the Corporation.

     The affirmative vote of the holders of a majority of all outstanding shares of Common Stock entitled to vote thereon will be required for approval of this amendment.

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT THE SHAREHOLDERS APPROVE THE NAME CHANGE OF THE CORPORATION TO BANKERS TRUST CORPORATION. THIS IS IDENTIFIED AS ITEM 3D ON THE ENCLOSED PROXY CARD.


PART IV. SHAREHOLDER RESOLUTIONS

     The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting will be necessary to adopt any of the following proposals.


     SHAREHOLDER PROPOSAL RELATING TO TERM LIMITS FOR BOARD MEMBERS

     Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215, Washington DC 20037, owner of 100 shares of Common Stock, has stated her intention to submit the following resolution:

     "RESOLVED: That the stockholders of Bankers Trust recommend that the Board take the necessary steps so that future outside directors shall not serve for more than six years."

     "REASONS: The President of the U.S.A. has a term limit, so do Governors of many states.

     "Newer directors may bring in fresh outlooks and different approaches with benefits to all shareholders.

     "No director should be able to feel that his or her directorship is until retirement.

     "Last year the owners of 3,262,580 shares, representing approximately 5.4% of shares voting, voted FOR this proposal.

     "If you AGREE, please mark your proxy FOR this resolution."


     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT THE SHAREHOLDERS VOTE AGAINST THIS PROPOSAL, WHICH IS IDENTIFIED AS ITEM 4 ON THE ENCLOSED PROXY CARD, FOR THE FOLLOWING REASONS:


     POSITION OF THE BOARD OF DIRECTORS AND MANAGEMENT

     The Committee on Directors of the Board of Directors annually evaluates the qualifications of all potential Board nominees, including incumbents, prior to making its recommendation to the shareholders for election at the Annual Meeting. Consistent among the criteria considered by the committee in this process is a candidate's ability to make decisions affecting the Corporation based on his or her broad knowledge and experience in the affairs of the Corporation. An arbitrary limit on service would deprive the Corporation of the benefits of the judgment and contributions of directors who have gained the necessary knowledge and experience through years of dedicated service. Accordingly, the Board of Directors and Management recommend a vote AGAINST this proposal.


     SHAREHOLDER PROPOSAL RELATING TO CUMULATIVE VOTING

     Mr. John J. Gilbert and Mrs. Margaret R. Gilbert, of 29 East 64th Street, New York, NY 10021-7043, who own 108 shares and 200 shares, respectively, have stated their intention to submit the following resolution:

"RESOLVED: That the stockholders of Bankers Trust New York Corporation, assembled in annual meeting in person and by proxy, hereby request the Board of Directors to take the steps necessary to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit."

"REASONS: Very strong support along the lines we suggest were shown at the last annual meeting when 21,117,455 shares, approximately 34.7% of the votes cast (a large increase over the previous year), were cast in favor of this proposal.
The vote against included 10,362,377 unmarked proxies.

"California law still requires that unless stockholders have voted not to have cumulative voting they will have it. Ohio also has the same provision.

"The National Bank Act provides for cumulative voting. In many cases companies get around it by forming holding companies without cumulative voting. Banking authorities have the right to question the capability of directors to be on banking boards. In many cases authorities come in after and say the director or directors were not qualified. We were delighted to see the SEC has finally taken action to prevent bad directors from being on boards of public companies. The SEC should have hearings to prevent such persons becoming directors before they harm investors.

"Many successful corporations have cumulative voting. Example, Pennzoil defeated Texaco in that famous case. Texaco's recent problems might have also been prevented with cumulative voting, getting directors on the board to prevent such things. Ingersoll-Rand, also having cumulative voting, won two awards. FORTUNE MAGAZINE ranked it second in its industry's "Americas Most Admired Corporations" and the WALL STREET TRANSCRIPT noted "on almost any criteria used to evaluate management, Ingersoll-Rand excels." In 1994 and 1995 they raised their dividend.

"Lockheed-Martin, as well as VWR Corporation, now have a provision that if anyone has 40% or more of the shares cumulative voting applies; it does apply at the latter company.

"In 1995 American Premier adopted cumulative voting. Allegheny Power System tried to take away cumulative voting, as well as put in a stagger system recently, and stockholders defeated it, showing stockholders are interested in their rights. Hewlett Packard, a very successful company, has cumulative voting also.

"The high price lawyers from the investment houses say the plan was fair. However, they failed to see that the fractions were handled properly, instead of just getting cash, in the recent merger with Alex. Brown. Another reason to have cumulative voting is to see that the stockholders of both merging companies have fair representation.

"If you agree, please mark your proxy for this resolution; otherwise it is automatically cast against it, unless you have marked to abstain."

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT THE SHAREHOLDERS VOTE AGAINST THIS PROPOSAL, WHICH IS IDENTIFIED AS ITEM 5 ON THE ENCLOSED PROXY CARD, FOR THE FOLLOWING REASONS:

     POSITION OF THE BOARD OF DIRECTORS AND MANAGEMENT

     The Board of Directors and Management continue to oppose this proposal, which has been rejected by the shareholders at each of the last thirteen annual meetings.

     To be effective, the Board of Directors must be comprised of a cohesive group of experienced, knowledgeable and talented individuals who work together for the benefit of all of the Corporation's shareholders. Cumulative voting potentially would introduce into this group individuals whose sole purpose on the Board would be to represent and act in behalf of special interest groups, rather than for the greater interests of the Corporation and the shareholders at large. Accordingly, the Board of Directors and Management recommend a vote AGAINST this proposal.

     SHAREHOLDER PROPOSAL RELATING TO MERGER OF THE CORPORATION AND ITS SUBSIDIARIES

     Mr. John Jennings Crapo, P.O. Box 151, Cambridge, MA 02140-0002, who owns 122 shares, has stated his intention to submit the following resolution:

"RESOLVED: Immediately prior to the approbation by the Board of Directors ("our Board") of Bankers Trust New York Corporation ("BTNYC") of any merger of BTNYC or subsidiary of it with another entity, part of a subsidiary with another entity, in each instance our Board is requested to present to stockholders as a shareholder proposal the proposal to merge for shareholder ratification by Stockholders of BTNYC.

"Each proposal it is requested shall contain a balanced presentation of the arguments in FAVOR and AGAINST said merger.

"`Merger' for purpose of this proposal it is requested shall include friendly takeover, purchase of Corporation individually by a group or another entity, hostile takeover or hostile bid, White Knight overtures, but shall not exclude identical or similar demeanor which is described by other speech."

"REASONS: 1978-1994 inclusive there have been 1,576 bank failures per statistics of the Federal Deposit Insurance Corporation. In 1977 there were no banks assisted or closed. 1978 seven banks were assisted or closed; least number of 17 years in question. 1988 the assisted or closed banks of 221 was the most. Ninety-two is the average for 1978-1994.

"Events in the banking industry in recent years emphasize the necessity of all stockholders carefully scrutinizing acquisitions.

"Stockholders at Stockholder Meeting I am positive shall have other worthy reasons, too, why this proposal may be adopted by BTNYC Stockholders."

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT THE SHAREHOLDERS VOTE AGAINST THIS PROPOSAL, WHICH IS IDENTIFIED AS ITEM 6 ON THE ENCLOSED PROXY CARD, FOR THE FOLLOWING REASONS:

     POSITION OF THE BOARD OF DIRECTORS AND MANAGEMENT

     The Corporation is governed by the Business Corporation Law of the State of New York (the "Business Corporation Law"), which states, in part, that: "[The] Board of each corporation proposing to participate in a merger or consolidation
 . . . shall adopt a plan of merger or consolidation. . . .The plan of merger or consolidation shall be adopted at a meeting of shareholders by a vote of the holders of two-thirds of all outstanding shares entitled to vote thereon." Thus, proponent's proposal that such mergers be approved by vote of the shareholders is redundant, since shareholder approval is already required under law.
Proponent goes further, however, in that he would have shareholders run the ordinary business of the Corporation.

     The Corporation currently has over 600 subsidiaries organized under the laws of over 48 different jurisdictions worldwide, the existence of which enable the Corporation to maximize its legal, tax, accounting and regulatory objectives in the most efficient manner possible. To achieve those objectives, and in the conduct of the ordinary business operations of the Corporation, Management must have the flexibility to use the most effective legal means available to consummate a transaction to maximize the effectiveness of the Corporation's business operations. Depending upon the circumstances, Management might determine that the most effective means is a purchase or sale of assets or stock, or an acquisition or merger. Proponent's proposal would require that the Corporation's Board of Directors bring each of these business transactions before a meeting of the shareholders for approval. The preparation, solicitation and distribution of the proxy statements required prior to each such meeting would unnecessarily waste the Corporation's monetary assets and potentially could diminish the return on stockholder equity. In addition, such meetings would waste the valuable time of the Board of Directors, Management and the Corporation's shareholders.

     The Business Corporation Law specifies that business of a corporation shall be managed by its board of directors. The shareholders entrust that responsibility to the directors whom they elect each year at the annual meeting. The effect of proponent's proposal would be to usurp the Board's legally mandated responsibility to manage the business operations of the Corporation and impose that responsibility on the Corporation's shareholders. Accordingly, the Board of Directors and Management recommend a vote AGAINST this proposal.


PART V. OTHER MATTERS

     Management does not know of any other matters that may be presented. If other matters should properly come before the Annual Meeting, or adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote the stock represented by them in accordance with their best judgment pursuant to the discretionary authority included in the proxy.

     The cost of soliciting proxies will be paid by the Corporation. In addition to solicitation by mail, proxies may be solicited personally or by telephone, telegram or telecopier by regular employees of the Corporation and its subsidiaries. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation materials to their principals and the Corporation will reimburse them for the expense of doing so. Kissel-Blake Inc., New York, New York, has been retained to aid in the solicitation of proxies for a fee of $17,500 plus out-of-pocket expenses.

     Any shareholder executing the enclosed form of proxy may revoke it at any time before it is exercised. You may revoke your proxy by delivering to the Corporation a written revocation or a duly signed proxy bearing a later date or by attending the Annual Meeting and voting in person. If you specify a choice with respect to any matter to be acted upon, the shares represented by your proxy will be voted in accordance with your specifications. If not otherwise specified in the proxy, your shares will be voted in the election of directors for the nominees listed in Part I, for ratification of the appointment of the independent auditor, as described in Part II, for authorization and approval to amend the Corporation's Certificate of Incorporation to permit the issuance of Series Preferred Stock with different rights as to the payment of dividends and amounts upon liquidation, dissolution and winding up and redeemable at the option of the holder or upon the happening of an event, as described in Part III A, for authorization to amend the Certificate of Incorporation to permit the distribution of one class or series of capital stock to the holders of a different class or series, as described in Part III B, for authorization to count only the votes cast for or against a corporate action, as described in
Part III C, and to change the name of the Corporation, as described in Part III D, and will be voted against each of the shareholder proposals described in Part
IV. If you do not return your duly signed proxy card, your shares cannot be voted unless you attend the Annual Meeting and vote in person or present a duly signed proxy at the Annual Meeting.


     SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS

     A shareholder proposal must be received by the Corporation by November 9, 1998, to be eligible for inclusion in the Proxy Statement for the 1999 Annual Meeting of Shareholders.

                                        By order of the Board of Directors


                                        /s/ James T. Byrne, Jr.
                                        ----------------------------------------
                                            JAMES T. BYRNE, JR.
                                            Secretary

                                    ANNEX A


          EXCERPTS OF THE PROPOSED AMENDED CERTIFICATE OF INCORPORATION
                                       OF
                       BANKERS TRUST NEW YORK CORPORATION
                UNDER SECTION 807 OF THE BUSINESS CORPORATION LAW

     CERTIFICATE OF INCORPORATION            including,    but   without   limiting   the
                  OF                         generality    of    the    foregoing,    the
        BANKERS TRUST NEW YORK               following:
             CORPORATION
   FIRST: The name of the corporation is              (i)  The   number   of   shares  to
     BANKERS TRUST CORPORATION.                  constitute such series (which number may
               * * * *                           at any time,  or from  time to time,  be
                                                 increased  or  decreased by the Board of
                                                 Directors,  notwithstanding  that shares
     FOURTH:  The  aggregate  number  of         of the series may be  outstanding at the
shares which the corporation  shall have         time  of  such   increase  or  decrease,
the  authority  to issue is  310,000,000         unless the Board of Directors shall have
divided into  10,000,000  shares without         otherwise   provided  in  creating  such
par value designated as Series Preferred         series) and the distinctive  designation
Stock and 300,000,000  shares of the par         thereof;
value of $1 each  designated  as  Common
Stock.                                                (ii)  The  dividend   rate  on  the
                                                 shares of such  series,  whether  or not
       (a) Series Preferred Stock                dividends  on the shares of such  series
                                                 shall  be  cumulative,  and the  date or
     1.  Board  Authority:   The  Series         dates,  if  any,  from  which  dividends
Preferred  Stock may be issued from time         thereon shall be cumulative;
to time by the  Board  of  Directors  as
herein  provided in one or more  series.              (iii)  Whether or not the shares of
The   designations,   relative   rights,         such series shall be redeemable,  at the
preferences   and   limitations  of  the         option of the corporation, the holder or
Series Preferred Stock, and particularly         another  person or upon the happening of
of the  shares of each  series  thereof,         a specified  event and,  if  redeemable,
may, to the extent  permitted by law, be         the  date or dates  upon  which or after
similar to or may  differ  from those of         which  they  shall  be  redeemable,  the
any other series. The Board of Directors         cash,    property,    indebtedness    or
of the  corporation is hereby  expressly         securities for which each share shall be
granted   authority,   subject   to  the         redeemable and the redemption  prices or
provisions  of this Article  FOURTH,  to         rates and adjustments thereto;
issue from time to time Series Preferred
Stock in one or more  series  and to fix              (iv) The right,  if any, of holders
from  time  to  time   before   issuance         of shares of such  series to convert the
thereof,   by   filing   a   certificate         same  into,  or  exchange  the same for,
pursuant  to  the  Business  Corporation         Common Stock or other stock as permitted
Law,  the  number of shares in each such         by law, and the terms and  conditions of
series    of   such    class   and   all         such conversion or exchange,  as well as
designations, relative rights (including         provisions   for   adjustment   of   the
the right,  to the extent  permitted  by         conversion  rate in such  events  as the
law, to convert into shares of any class         Board of Directors shall determine;
or  into  shares  of any  series  of any
class),  preferences  and limitations of              (v) The amount per share payable on
the   shares   in  each   such   series,         the  shares  of  such  series  upon  the
                                                 voluntary



     and    involuntary     liquidation,     dividends  shall be declared and paid or
     dissolution  or  winding  up of the     set  apart  for  payment  on the  Common
     corporation;                            Stock with respect to the same quarterly
                                             dividend period. Dividends on any shares
          (vi)  Whether  the  holders of     of  Series   Preferred  Stock  shall  be
     shares of such  series  shall  have     cumulative only if and to the extent set
     voting power,  full or limited,  in     forth in a certificate filed pursuant to
     addition   to  the  voting   powers     law.  After  dividends  on all shares of
     provided   by  law,   and  in  case     Series    Preferred   Stock   (including
     additional    voting   powers   are     cumulative   dividends  if  and  to  the
     accorded to fix the extent thereof;     extent any such shares shall be entitled
     and                                     thereto)  shall have been  declared  and
                                             paid  or  set  apart  for  payment  with
          (vii)  Generally  to  fix  the     respect   to  any   quarterly   dividend
     other rights and privileges and any     period,  then and not  otherwise so long
     qualifications,    limitations   or     as any shares of Series  Preferred Stock
     restrictions  of  such  rights  and     shall remain outstanding,  dividends may
     privileges    of    such    series,     be  declared  and paid or set  apart for
     provided,  however,  that  no  such     payment   with   respect   to  the  same
     rights, privileges, qualifications,     quarterly  dividend period on the Common
     limitations or  restrictions  shall     Stock out of the  assets or funds of the
     be in conflict with the Certificate     corporation legally available therefor.
     of Incorporation of the corporation
     or   with   the    resolution    or          With   respect  to  all  shares  of
     resolutions adopted by the Board of     Series  Preferred  Stock issued prior to
     Directors  providing  for the issue     April  __,  1998,  all  shares of Series
     of any  series  of which  there are     Preferred  Stock of all series  shall be
     shares outstanding.                     of equal rank,  preference  and priority
                                             as to dividends  irrespective of whether
     With   respect  to  all  shares  of     or not the rates of  dividends  to which
Series  Preferred  Stock issued prior to     the same shall be entitled  shall be the
April __,  1998,  all  Series  Preferred     same and when the stated  dividends  are
Stock  of  the  same  series   shall  be     not  paid in  full,  the  shares  of all
identical in all  respects,  except that     series  of the  Series  Preferred  Stock
shares  of  any  one  series  issued  at     shall  share   ratably  in  the  payment
different  times may differ as to dates,     thereof  in  accordance  with  the  sums
if any, from which dividends thereon may     which would be payable on such shares if
accumulate.  With  respect to all shares     all   dividends   were   paid  in  full,
of Series  Preferred  Stock issued prior     provided,  however, that any two or more
to April __, 1998,  all shares of Series     series of the Series Preferred Stock may
Preferred  Stock of all series  shall be     differ   from  each   other  as  to  the
of equal rank and shall be  identical in     existence  and  extent  of the  right to
all  respects  except that to the extent     cumulative dividends, as aforesaid.
not  otherwise  limited in this  Article
FOURTH any  series  may differ  from any          With   respect  to  all  shares  of
other  series with respect to any one or     Series  Preferred  Stock  authorized  or
more  of  the   designations,   relative     issued on or after April __,  1998,  the
rights,   preferences   and  limitations     Board of  Directors  may  authorize  and
described     or    referred    to    in     issue series of Series  Preferred  Stock
subparagraphs  (i)  to  (vii)  inclusive     that do not share ratably in the payment
above.                                       of  dividends  and may fix the  relative
                                             rights   of  each   series   of   Series
     With   respect  to  any  series  of     Preferred Stock to receive dividends.
Series  Preferred  Stock  authorized  or
issued  on  or  after  April  __,  1998,          3.   Voting   Rights:   Except   as
except to the extent otherwise  required     otherwise  specifically  provided in the
by law,  shares of any  series of Series     certificate  filed  pursuant to law with
Preferred  Stock  may  have  the same or     respect  to any  series  of  the  Series
different  relative rights,  preferences     Preferred   Stock,   or   as   otherwise
and   limitations  and  each  series  of     provided  by law,  the Series  Preferred
Series Preferred Stock may have the same     Stock  shall  not have any right to vote
or    different     relative     rights,     for the election of directors or for any
preferences  and  limitations,  in  each     other purpose and the Common Stock shall
case,  as  determined  by the  Board  of     have the exclusive right to vote for the
Directors.                                   election of directors  and for all other
                                             purposes.
     2.  Dividends:   Dividends  on  the
outstanding  Series  Preferred  Stock of
each series  shall be declared  and paid
or set  apart  for  payment  before  any


     4. Liquidation: In the event of any     redemption  price  fixed by the Board of
liquidation,  dissolution  or winding up     Directors  as provided  herein,  plus an
of the corporation, whether voluntary or     amount   equal  to  accrued  and  unpaid
involuntary,   each   series  of  Series     dividends   to  the   date   fixed   for
Preferred  Stock  shall have  preference     redemption,  upon such  notice and terms
and  priority  over the Common Stock for     as may be  specifically  provided in the
payment  of the  amount  to  which  each     certificate  filed  pursuant to law with
outstanding  series of Series  Preferred     respect to the series.
Stock shall be  entitled  in  accordance
with  the  provisions  thereof  and each          6. Preemptive  Rights: No holder of
holder of Series  Preferred  Stock shall     Series    Preferred    Stock    of   the
be  entitled  to be paid  in  full  such     corporation shall be entitled,  as such,
amount, or have a sum sufficient for the     as a matter of right,  to subscribe  for
payment  in full set  aside,  before any     or  purchase  any  part  of  any  new or
payments shall be made to the holders of     additional  issue of stock of any  class
the Common  Stock.  With  respect to all     or  series  whatsoever,  any  rights  or
shares of Series  Preferred Stock issued     options to  purchase  stock of any class
prior  to  April  __,  1998,   if,  upon     or series whatsoever,  or any securities
liquidation,  dissolution  or winding up     convertible  into,  exchangeable  for or
of the  corporation,  the  assets of the     carrying  rights or options to  purchase
corporation    or   proceeds    thereof,     stock of any class or series whatsoever,
distributable  among the  holders of the     whether now or hereafter authorized, and
shares  of  all  series  of  the  Series     whether   issued   for   cash  or  other
Preferred Stock shall be insufficient to     consideration, or by way of dividend.
pay  in  full  the  preferential  amount
aforesaid,  then  such  assets,  or  the                   * * * *
proceeds  thereof,  shall be distributed
among such holders ratably in accordance          (c) General Provisions
with the respective  amounts which would
be  payable  if  all   amounts   payable          1. A consolidation or merger of the
thereon  were  paid in full.  After  the     corporation   with   or   into   another
payment   to  the   holders   of  Series     corporation or  corporations  or a sale,
Preferred  Stock of all such  amounts to     whether  for  cash,   shares  of  stock,
which  they  are   entitled,   as  above     securities  or  properties,  of  all  or
provided, the remaining assets and funds     substantially  all of the  assets of the
of the corporation  shall be divided and     corporation,  shall  not  be  deemed  or
paid to the holders of the Common Stock.     construed    to   be   a    liquidation,
                                             dissolution   or   winding   up  of  the
     With   respect  to  all  shares  of     corporation  within the  meaning of this
Series  Preferred  Stock  authorized  or     Article.
issued on or after April __,  1998,  the
Board of  Directors  may  authorize  and          2. The  corporation  may distribute
issue series of Series  Preferred  Stock     authorized  but  unissued  shares of any
that do not share ratably in the payment     class or series of capital  stock to the
of  amounts   upon  the   voluntary   or     holders  of the same or any other  class
involuntary liquidation,  dissolution or     or series of capital stock.
winding up of the corporation.
                                                  3. Whenever any  corporate  action,
     5.  Redemption:  In the event  that     other than the election of directors, is
the Series Preferred Stock of any series     required  or  permitted  by law or  this
shall be made  redeemable as provided in     certificate  of   incorporation  or  the
clause  (iii) of  paragraph 1 of section     by-laws  to be  taken  by a vote  of the
(a)  of   this   Article   FOURTH,   the     shareholders,   such  action   shall  be
corporation,  at the option of the Board     authorized  by a  majority  of the votes
of Directors,  may redeem at any time or     cast in favor of or against  such action
times, and from time to time, all or any     at a meeting of the  shareholders by the
part of any one or more series of Series     holders  of  shares   entitled  to  vote
Preferred  Stock  outstanding  by paying     thereon  and for the purpose of any such
for  each  share  the  then   applicable     vote  abstentions  and broker  non-votes
                                             shall not constitute a vote cast.

                                                            * * * *


                                [GRAPHIC OMITTED]



                            Printed on recycled paper

                                PRELIMINARY COPY
                       BANKERS TRUST NEW YORK CORPORATION
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

This proxy, when properly executed, will be voted in the manner described herein. If no direction is made, this proxy will be voted FOR the election of directors and FOR items 2 and 3 and AGAINST items 4, 5 and 6.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1.   ELECTION OF DIRECTORS:
     Lee A. Ault III, Neil R. Austrian,  George B.
     Beitzel,  Phillip  A.  Griffiths,  William R.
     Howell,   Vernon  E.  Jordan,   Jr.,   Hamish
     Maxwell,  Frank N. Newman, N.J. Nicholas Jr.,                      FOR ALL
     Russell  E.   Palmer,   Donald  L.   Staheli,       FOR  WITHHOLD  EXCEPT*
     Patricia  Carry Stewart,  G. Richard  Thoman,
     George J. Vojta and Paul A. Volcker.                / /    / /       / /

-----------------------------------------------------------
  *(Except nominee(s) written above.)

SIGNATURE(S) SHOULD CONFORM EXACTLY WITH NAME(S) SHOWN ABOVE. IF SIGNING FOR ESTATE, TRUST, CORPORATION OR PARTNERSHIP, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY EACH JOINT HOLDER SHOULD SIGN.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS AS TO

                                                  FOR       AGAINST      ABSTAIN
2.   Ratification  of the Appointment of
     the Independent Auditor.                     / /         / /          / /

3.   Amendments to the Certificate of
      Incorporation:

     A.   Issuance of Preferred Stock.            / /         / /          / /

     B.   Capital Stock Distributions.            / /         / /          / /

     C.   Calculating Votes.                      / /         / /          / /

     D.   Change   the   Name   of   the
          Corporation.                            / /         / /          / /

                                                  FOR       AGAINST      ABSTAIN
The Board of Directors Recommends a Vote
AGAINST the Proposals as to

4.   Term Limits for Board Members.               / /         / /          / /

5.   Cumulative Voting.                           / /         / /          / /

6.   Any  Merger of the  Corporation  or
     its Subsidiaries.                            / /         / /          / /

--------------------------------------------------------------------------------
SIGNATURE

--------------------------------------------------------------------------------
SIGNATURE                                                        DATE

                                   DETACH HERE

                                    IMPORTANT
                                  THIS IS YOUR
                                   PROXY CARD

                PLEASE SIGN AND RETURN YOUR PROXY CARD PROMPTLY.

THE BANKERS TRUST
NEW YORK CORPORATION

THE BANKERS TRUST
NEW YORK CORPORATION


PROXY   SOLICITED  BY  THE  BOARD  OF  DIRECTORS  FOR  THE  ANNUAL   MEETING  OF
SHAREHOLDERS--APRIL 21, 1998

     FRANK N. NEWMAN and GEORGE J. VOJTA (collectively, the "Proxies"), or either of them, with full power of substitution, are hereby appointed proxies to vote all shares of stock of Bankers Trust New York Corporation (the "Corporation") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at One Bankers Trust Plaza (130 Liberty Street), New York, New York, April 21, 1998, at 3:00 P.M., or
adjournments   thereof,  with  all  powers  the  undersigned  would  possess  if personally present, for the election of directors, and on each of the other matters described in the Proxy Statement, hereby revoking any proxy heretofore given.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4, 5 AND 6.

     In their discretion, the Proxies, or either of them, are authorized to vote upon such other business as may come properly before the meeting.


PLEASE MARK AND DATE THE PROXY AND SIGN YOUR NAME ON THE REVERSE SIDE.

                    (CONTINUED, AND TO BE DATED AND SIGNED, ON THE REVERSE SIDE)

                                PRELIMINARY COPY

                       BANKERS TRUST NEW YORK CORPORATION
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.


This proxy, when properly executed, will be voted in the manner described herein. If no direction is made, this proxy will be voted FOR the election of directors and FOR items 2 and 3 and AGAINST items 4, 5 and 6.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1.   ELECTION OF DIRECTORS:
     Lee A. Ault III, Neil R. Austrian,  George B.
     Beitzel,  Phillip  A.  Griffiths,  William R.
     Howell,   Vernon  E.  Jordan,   Jr.,   Hamish
     Maxwell,  Frank N. Newman, N.J. Nicholas Jr.,                      FOR ALL
     Russell  E.   Palmer,   Donald  L.   Staheli,       FOR  WITHHOLD  EXCEPT*
     Patricia  Carry Stewart,  G. Richard  Thoman,
     George J. Vojta and Paul A. Volcker.                / /    / /       / /


-----------------------------------------------------------
  *(Except nominee(s) written above.)


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS AS TO

                                                  FOR       AGAINST      ABSTAIN
2.   Ratification  of the Appointment of
     the Independent Auditor.                     / /         / /          / /

3.   Amendments to the Certificate of
      Incorporation:

     A.   Issuance of Preferred Stock.            / /         / /          / /


     B.   Capital Stock Distributions.            / /         / /          / /


     C.   Calculating Votes.                      / /         / /          / /


     D.   Change   the   Name   of   the
          Corporation.                            / /         / /          / /


                                                  FOR       AGAINST      ABSTAIN
The Board of Directors Recommends a Vote
AGAINST the Proposals as to


4.   Term Limits for Board Members.               / /         / /          / /


5.   Cumulative Voting.                           / /         / /          / /


6.   Any  Merger of the  Corporation  or
     its Subsidiaries.                            / /         / /          / /



--------------------------------------------------------------------------------
SIGNATURE                                                        DATE


                                   DETACH HERE

                                    IMPORTANT
                                  THIS IS YOUR
                                   PROXY CARD

                PLEASE SIGN AND RETURN YOUR PROXY CARD PROMPTLY.


THE BANKERS TRUST
NEW YORK CORPORATION

THE BANKERS TRUST
NEW YORK CORPORATION


                        CONFIDENTIAL VOTING INSTRUCTIONS
          SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MANAGEMENT
                      OF BANKERS TRUST NEW YORK CORPORATION

TO: BANKERS TRUST COMPANY AS TRUSTEE UNDER THE BANKERS TRUST NEW YORK CORPORATION PARTNERSHARE PLAN.

     In accordance with the provisions of the Bankers Trust New York Corporation PartnerShare Plan (the "PartnerShare Plan"), you are instructed to vote as follows with respect to shares of Common Stock of Bankers Trust New York
Corporation (the "Corporation") which are credited to my account in the PartnerShare Plan at the Annual Meeting of Shareholders of the Corporation to be held on April 21, 1998, or adjournments thereof, upon the matters shown on the reverse side of this proxy voting instruction card, all as provided in the proxy statement, and upon any other matters which may properly come before the Meeting.

     Please date, sign exactly as your name appears on the reverse side, and return in the enclosed envelope. By returning this proxy voting instruction card, you are providing confidential voting instructions to the Trustee to vote your shares. Only the Trustee can vote the shares that are credited to your account in the PartnerShare Plan. Shares will be voted according to your instructions. If this card is returned signed with no voting instructions, shares will be voted FOR Items 1, 2 and 3 and AGAINST Items 4, 5 and 6.

     Unless a signed proxy is received by the Trustee before April 21, 1998, shares held under the PartnerShare Plan will be voted by the Trustee in the same proportion as it votes shares as to which it has received directions.

The Board of Directors recommends a vote FOR Items 1, 2 and 3 and a vote AGAINST Items 4, 5 and 6.